American Beacon

PROSPECTUS

February 28, 2019

Share Class
	A	C	Y	R6	Advisor	Institutional	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX		ABLSX	AADBX	AABPX
American Beacon Garcia Hamilton Quality Bond Fund			GHQYX	GHQRX		GHQIX	GHQPX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAERX	AAISX	AAIEX	AAIPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMDRX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish.  A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Balanced FundSM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	Institutional	Investor
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.14%	0.14%	0.18%	0.35%	0.10%	0.43%
Total Annual Fund Operating Expenses	0.91%	1.66%	0.70%	1.12%	0.62%	0.95%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$663	$848	$1,050	$1,630
C	$269	$523	$902	$1,965
Y	$72	$224	$390	$871
Advisor	$114	$356	$617	$1,363
Institutional	$63	$199	$346	$774
Investor	$97	$303	$525	$1,166

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

Prospectus – Fund Summaries	1

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above-average earnings growth potential,

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below-average price to earnings ratio,

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below-average price to book value ratio, and

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above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe to be undervalued at the time of purchase.  The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; and asset-backed securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed-income investment strategy is implemented as follows:

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Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

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Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

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Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

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Select specific debt securities within each security type.

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Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed-income investment strategy is implemented as follows:

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Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

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Evaluate credit quality of the securities.

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Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a futures contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

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Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home

2	Prospectus – Fund Summaries

country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed-income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund, such as certain fixed income instruments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Prospectus – Fund Summaries	3

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

4	Prospectus – Fund Summaries

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a composite index and the two broad-based securities market indices that comprise the composite index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the Institutional Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes.  You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 13.19% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -11.11% 4th Quarter 2018 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(8.19%)	3.74%	8.41%
Returns After Taxes on Distributions		(10.31%)	1.89%	6.91%
Returns After Taxes on Distributions and Sales of Fund Shares		(3.32%)	2.67%	6.59%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(13.42%)	2.49%	7.70%
C	9/1/2010	(9.78%)	2.94%	7.66%
Y	3/1/2010	(7.98%)	4.04%	8.70%
Advisor	5/31/2005	(8.32%)	3.57%	8.24%
Institutional	7/17/1987	(8.03%)	4.07%	8.77%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
Russell 1000® Value Index	(8.27%)	5.95%	11.18%
Balanced Composite Index	(4.78%)	4.74%	8.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

Prospectus – Fund Summaries	5

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016 Kirk L. Brown Senior Portfolio Manager Since 2016	Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
Portfolio Manager/Founding Director
Since Fund Inception (1987)

Deborah A. Petruzzelli
 Portfolio Manager/Managing Director
Since 2003

Mark Giambrone
Portfolio Manager/Managing Director
Since 2015

J. Scott McDonald
Portfolio Manager/Managing Director
Co-Head of Fixed Income
Since 1998

Mark C. Luchsinger
Portfolio Manager/Managing Director
Co-Head of Fixed Income
Since 1998

Rahul Bapna
Portfolio Manager/Managing Director
Since 2019

Brandywine Global Investment Management, LLC	Patrick S. Kaser Managing Director Since 2010 Jack P. McIntyre Portfolio Manager Since 2017 Gerhardt (Gary) P. Herbert Portfolio Manager Since 2017 Anujeet Sareen Portfolio Manager Since 2017	Stephen S. Smith Managing Director Since 1996 James J. Clarke Portfolio Manager Since 2011 David Hoffman Managing Director Since 2017
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2001	Judd Peters Portfolio Manager Since 1999 Patricia McKenna Principal and Portfolio Manager Since 2017

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

6	Prospectus – Fund Summaries

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	7

American Beacon Garcia Hamilton Quality Bond FundSM

Investment Objective

The Fund's investment objective is high current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	Institutional	Investor	R6
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	Institutional	Investor	R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.20%	0.14%	0.37%	0.11%[1]
Total Annual Fund Operating Expenses	0.75%	0.69%	0.92%	0.66%
Fee Waiver and/or expense reimbursement[2]	(0.20%)	(0.24%)	(0.09%)	(0.24%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.55%	0.45%	0.83%	0.42%

1 Other Expenses are based on estimated expenses for the current fiscal year.

2 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class, Institutional Class, Investor Class, and R6 Class shares, as applicable, through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.55% for the Y Class, 0.42% for the R6 Class, 0.45% for the Institutional Class, and 0.83% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that this Example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$56	$220	$397	$912
Institutional	$46	$197	$360	$836
Investor	$85	$284	$500	$1,123
R6	$43	$188	$345	$801

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. For purposes of the 80% policy, investment grade bonds include other investment grade debt securities. The Fund considers investment grade debt securities to be debt securities that are rated A- or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings Inc. ("Fitch") or are unrated and determined by the Fund's sub-advisor to be of a quality equivalent to debt securities rated A- or better by S&P, Moody's or Fitch.

The types of investment grade debt securities that the Fund primarily invests in include obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); floating rate debt securities, corporate bonds, debentures, and mortgage-backed securities. These types of obligations are also commonly referred to as fixed-income securities or bonds. If an investment held by the Fund is downgraded below investment grade, the sub-advisor will determine whether to continue to hold or to sell the security. In selecting investment grade debt securities within the corporate sector, the sub-advisor first screens for the largest issuers and companies rated A- or better by at least two rating agencies and then eliminates foreign companies, Yankee Bonds and alcohol, tobacco, gambling, and defense companies and other sustainable investing violators. The risk/reward profile of these securities are not warranted exposure for the Fund. The sub-advisor considers environmental, social, and governance ("ESG") indicators as an integrated part of the research and investment process.

8	Prospectus – Fund Summaries

Under normal circumstances, the Fund seeks to maintain a weighted average duration of zero to seven years. Duration is an indicator of a bond's price sensitivity to a change in interest rates. For example, a duration of seven years means that a security's price would be expected to decrease by approximately 7% with a 1% increase in interest rates. The Fund may invest in securities of any maturity, but typically invests in securities with maximum maturities of up to 30 years.

The sub-advisor follows a fixed-income investment strategy that focuses on high current income and the preservation of capital. In selecting securities for the Fund, the sub-advisor employs a top-down approach, which includes a broad fundamental analysis of the current fixed-income markets, including duration, the yield curve, and the performance of market sectors. Through this analysis, the sub-advisor creates defined parameters for the selection of investments for the Fund's portfolio. The sub-advisor selects investments for the Fund by using a proprietary investment process comprised of qualitative and quantitative components. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, to reduce market exposure or in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or counterparty to a loan, will fail to make timely payment of interest or principal, or otherwise honor its obligations or default completely.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Floating Rate Securities Risk
The coupons on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed-income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities are also affected by their durations. Fixed income securities with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly

Prospectus – Fund Summaries	9

interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. A decline in the credit quality of issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Selection Risk
Securities selected by the Sub-Advisor or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Socially Responsible Investing
The Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index. Performance information of R6 Class shares of the Fund is not provided because this share class of the Fund had not commenced operations prior to the date of this Prospectus. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

10	Prospectus – Fund Summaries

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 1.20% 2nd Quarter 2017 01/01/2017 through 12/31/2018 Lowest Quarterly Return: -0.36% 1st Quarter 2018 01/01/2017 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	Since Inception
Investor Class	4/4/2016
Returns Before Taxes		0.50%	0.64%
Returns After Taxes on Distributions		(0.20%)	0.11%
Returns After Taxes on Distributions and Sales of Fund Shares		1.29%	0.26%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)*
Y	4/4/2016	0.88%	0.92%
Institutional	4/4/2016	0.88%	1.02%
*R6 Class was not available prior to the date of this prospectus.

	1 Year	Since Inception
Index (Reflects no deduction for fees expenses or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Garcia Hamilton & Associates, L.P.

Portfolio Managers

Garcia Hamilton & Associates, L.P.	Gilbert Andrew Garcia, CFA Managing Partner & Portfolio Manager Since Fund Inception (2016)	Nancy Rodriguez Partner & Portfolio Manager Since Fund Inception (2016)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Prospectus – Fund Summaries	11

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

12	Prospectus – Fund Summaries

American Beacon International Equity FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%	0.63%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.20%	0.18%	0.17%	0.07%	0.32%	0.10%	0.43%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.09%	1.82%	0.81%	0.71%	1.21%	0.74%	1.07%
Fee Waiver and/or expense reimbursement[3]	0.00%	0.00%	0.00%	(0.04%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.09%	1.82%	0.81%	0.67%	1.21%	0.74%	1.07%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.66% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$680	$902	$1,141	$1,827
C	$285	$573	$985	$2,137
Y	$83	$259	$450	$1,002
R6	$68	$223	$391	$879
Advisor	$123	$384	$665	$1,466
Institutional	$76	$237	$411	$918
Investor	$109	$340	$590	$1,306

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$185	$573	$985	$2,137

Prospectus – Fund Summaries	13

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International® Europe Australasia and Far East Index ("MSCI EAFE Index"). The MSCI EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forward contracts ("NDFs"), as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

■

above-average return on equity or earnings growth potential,

■

below-average price to earnings or price to cash flow ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks and securities convertible into or exchangeable for common stocks.  Such investments may expose the Fund to additional risks.

■

Common Stock. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the ﬁnancial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities are also sensitive to movements in interest rates.

14	Prospectus – Fund Summaries

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Market Timing Risk
Because the Fund invests in foreign securities, or it has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including futures and forward contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets cannot be sold while the position

Prospectus – Fund Summaries	15

they are covering is outstanding, unless they are replaced with other assets of equal value. The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or which may become illiquid.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on August 7, 1991, Investor Class shares on August 1, 1994, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Investor Class is shown for the A Class and C Class shares and the performance of the Institutional Class is shown for Y Class and R6 Class shares prior to the dates that such newer share classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.81% 2nd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -21.72% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(16.64%)	(1.23%)	5.54%
Returns After Taxes on Distributions		(18.13%)	(1.86%)	5.07%
Returns After Taxes on Distributions and Sales of Fund Shares		(8.43%)	(0.71%)	4.68%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(21.50%)	(2.44%)	4.82%
C	9/1/2010	(18.32%)	(2.02%)	4.78%
Y	8/3/2009	(16.44%)	(0.97%)	5.82%
R6	2/28/2017	(16.33%)	(0.87%)	5.92%
Advisor	5/1/2003	(16.78%)	(1.35%)	5.36%
Institutional	8/7/1991	(16.37%)	(0.89%)	5.90%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
MSCI EAFE Index	(13.79%)	0.53%	6.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If

16	Prospectus – Fund Summaries

you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Causeway Capital Management LLC

■

Lazard Asset Management LLC

■

Templeton Investment Counsel, LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016	Kirk L. Brown Senior Portfolio Manager Since 1994 Mark M. Michel Associate Portfolio Manager Since 2018
Causeway Capital Management LLC

Sarah H. Ketterer
Chief Executive Officer
Since 2001

James A. Doyle
Director
Since 2006

Jonathan P. Eng
Director
Since 2006

Harry W. Hartford
President
Since 2001

Steven Nguyen
Fundamental Portfolio Manager
Since 2019

Foster Cornwith Director Since 2015 Conor Muldoon Director Since 2010 Alessandro Valentini Director Since 2015 Ellen Lee Director Since 2015
Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Managing Director Since 2013	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003
Templeton Investment Counsel, LLC

Antonio T. Docal
President, Templeton Investment Counsel, LLC
Director of Portfolio Management, Templeton Global Equity Group
Since 2012

Peter A. Nori
Portfolio Manager/Executive Vice President
Templeton Global Equity Group
Since 2014

Matthew Nagle Portfolio Manager/Executive Vice President Templeton Global Equity Group Since 2018

Prospectus – Fund Summaries	17

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

18	Prospectus – Fund Summaries

American Beacon Large Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.13%	0.09%	0.13%	0.04%	0.29%	0.07%	0.40%
Total Annual Fund Operating Expenses	0.93%	1.64%	0.68%	0.59%	1.09%	0.62%	0.95%
Fee Waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	(0.01%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.93%	1.64%	0.68%	0.58%	1.09%	0.62%	0.95%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.58% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$664	$854	$1,060	$1,652
C	$267	$517	$892	$1,944
Y	$69	$218	$379	$847
R6	$59	$188	$329	$738
Advisor	$111	$346	$601	$1,329
Institutional	$63	$199	$346	$774
Investor	$97	$303	$525	$1,166

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$167	$517	$892	$1,944

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Prospectus – Fund Summaries	19

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2018, the Russell 1000 Index consisted of companies with market capitalization of $472 million and greater.

The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objectives and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the

20	Prospectus – Fund Summaries

contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Institutional Class shares is shown for the Y Class and R6 Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older classes had different expenses than the newer share classes. You may obtain updated

Prospectus – Fund Summaries	21

performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 18.52% 2nd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -16.64% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	8/1/1994
Returns Before Taxes		(12.26%)	4.08%	10.65%
Returns After Taxes on Distributions		(14.32%)	1.95%	9.37%
Returns After Taxes on Distributions and Sales of Fund Shares		(5.82%)	3.07%	8.77%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(17.34%)	2.80%	9.91%
C	9/1/2010	(13.88%)	3.28%	9.88%
Y	8/3/2009	(12.09%)	4.34%	10.93%
R6	2/28/2017	(11.96%)	4.43%	11.03%
Advisor	5/31/2005	(12.41%)	3.92%	10.49%
Institutional	7/17/1987	(11.99%)	4.42%	11.02%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000® Value Index	(8.27%)	5.95%	11.18%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Brandywine Global Investment Management, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since 2016	Paul B. Cavazos Chief Investment Officer Since 2016 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015

22	Prospectus – Fund Summaries

Brandywine Global Investment Management, LLC	James J. Clarke Portfolio Manager Since 2011	Patrick S. Kaser Managing Director Since 2010
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1988 Scott McBride Portfolio Manager Since 2004	Judd Peters Portfolio Manager Since 2003 Patricia McKenna Principal and Portfolio Manager Since 1995
Massachusetts Financial Services Company	Steven Gorham Investment Officer and Portfolio Manager Since 2010	Nevin Chitkara Investment Officer and Portfolio Manager Since 2010

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	23

American Beacon Mid-Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.23%	0.10%	0.16%	2.32%	0.37%	0.08%	0.35%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.26%	1.88%	0.94%	3.10%	1.40%	0.86%	1.13%
Fee Waiver and/or Expense Reimbursement[3]	0.00%	0.00%	0.00%	(2.26%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.26%	1.88%	0.94%	0.84%	1.40%	0.86%	1.13%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2020 to the extent that Total Annual Fund Operating Expenses exceed 0.83% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$696	$952	$1,227	$2,010
C	$291	$591	$1,016	$2,201
Y	$96	$300	$520	$1,155
R6	$86	$744	$1,427	$3,252
Advisor	$143	$443	$766	$1,680
Institutional	$88	$274	$477	$1,061
Investor	$115	$359	$622	$1,375

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$191	$591	$1,016	$2,201

24	Prospectus – Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2018 the market capitalizations of the companies in the Russell Midcap Index ranged from $472 million to $35.6 billion. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio, and

■

below-average price to book value ratio.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow's portfolio will generally consist of 40 to 50 stocks.

Pzena Investment Management, LLC ("Pzena"), another one of the Fund's sub-advisors, invests in medium-sized companies and intends to maintain a concentrated portfolio of 35 to 45 stocks selected from the most undervalued or "deep" value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

WEDGE Capital Management, L.L.P. ("WEDGE"), another one of the Fund's sub-advisors, is primarily focused on identifying unrecognized value among high quality, market-leading companies, with a defendable competitive advantage, and market capitalization within the broad mid-cap market segment captured by the mid-cap Russell and S&P indices.  Focusing on companies that meet initial value and financial quality parameters, research analysts employ comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value.  Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Prospectus – Fund Summaries	25

■

REITs.  Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

26	Prospectus – Fund Summaries

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on November 30, 2005, Investor Class shares on February 28, 2006, Advisor Class shares on June 29, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2018. For Y Class, A Class, C Class and R6 Class shares, performance results from January 1, 2009 to the inception of the Y Class, A Class C Class and R6 Class shares, respectively, are for the Institutional Class. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share class had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.28% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -19.83% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/2006
Returns Before Taxes		(19.97%)	2.75%	12.30%
Returns After Taxes on Distributions		(21.28%)	1.74%	11.45%
Returns After Taxes on Distributions and Sales of Fund Shares		(10.90%)	2.12%	10.30%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(24.64%)	1.39%	11.36%
C	9/1/2010	(21.59%)	1.85%	11.35%
Y	3/1/2010	(19.80%)	2.93%	12.43%
R6	2/28/2018	(19.74%)	2.99%	12.50%
Advisor	6/29/2007	(20.17%)	2.45%	11.96%
Institutional	11/30/2005	(19.74%)	2.99%	12.49%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell Midcap® Value Index	(12.29%)	5.44%	13.03%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Pzena Investment Management, LLC

■

WEDGE Capital Management, L.L.P.

Prospectus – Fund Summaries	27

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Vice President & Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (2004) Terry L. Pelzel Portfolio Manager/Director Since 2018	Mark Giambrone Portfolio Manager/Managing Director Since Fund Inception (2004)
Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Ben Silver Principal and Portfolio Manager Since 2017	John Flynn Principal and Portfolio Manager Since 2015
WEDGE Capital Management, L.L.P.	John Carr General Partner Since 2015 Brian Pratt General Partner Since 2015	Michael Ritzer General Partner Since 2019 Richard Wells General Partner Since 2015

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

28	Prospectus – Fund Summaries

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	29

American Beacon Small Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 56 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 70 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	Institutional	Investor
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.22%	0.13%	0.14%	0.04%	0.30%	0.07%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.21%	1.87%	0.88%	0.78%	1.29%	0.81%	1.14%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$691	$937	$1,202	$1,957
C	$290	$588	$1,011	$2,190
Y	$90	$281	$488	$1,084
R6	$80	$250	$434	$967
Advisor	$131	$408	$707	$1,556
Institutional	$83	$259	$450	$1,002
Investor	$116	$362	$628	$1,386

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$190	$588	$1,011	$2,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

30	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $5 billion or less at the time of investment. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs"), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Manager allocates the assets of the Fund among six sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

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above-average earnings growth potential,

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below-average price to earnings ratio,

■

below-average price to book value ratio

■

below-average price to revenue ratios, and

■

above average free cash flow yields and return on capital.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company's tangible assets, sustainability of its cash flows, capital intensity and financial leverage. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a quantitative application of its fundamental research process ("Quantitative Strategy"). Barrow implements the Quantitative Strategy by using a quantitative multi-factor model that identifies the factors present in Barrow's fundamental research portfolio, which may include, for example, below-average price-to-revenue ratios, price-to-earnings ratios and price-to-book ratios and above-average free cash flow yields and return on capital. The model applies these factors and factor weightings to the Russell 2000 Index universe of companies and makes recommendations for adjustments to the portfolio on a daily basis.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), another sub-advisor to the Fund, also manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a small cap diversified value strategy which seeks to exploit market inefficiencies created by irrational investor behavior ("Small Cap Diversified Value Strategy"). Hotchkis implements the Small Cap Diversified Value Strategy by using a disciplined, bottom-up investment process based on a proprietary model that is augmented by fundamental research. Hotchkis seeks broad diversified exposure to investment opportunities that are allocated to the Small Cap Diversified Value Strategy. Hotchkis evaluates relative valuation, fundamental operating trends, deterioration of fundamentals, and the Small Cap Diversified Value Strategy's diversification guidelines, among other factors, in determining whether to sell a security.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund, which are described in alphabetical order and not in order of importance or potential exposure, are:

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment and market risk. The Fund's investments in equity securities may include common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges.  Such investments may expose the Fund to additional risks.

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Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains

Prospectus – Fund Summaries	31

under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Quantitative Strategy Risk
The success of the Fund's investment strategy may depend in part on the effectiveness of the sub-advisors' quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. Additionally, a previously successful strategy may become outdated or inaccurate, possibly resulting in losses.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

32	Prospectus – Fund Summaries

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time, however, value stock prices still may decline substantially. In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering Institutional Class shares on December 31, 1998, Investor Class shares on February 28, 1999, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Investor Class shares is shown for A Class and C Class shares and the performance of Institutional Class shares is shown for Y Class shares and R6 Class shares prior to the dates that the newer class of shares were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 24.16% 3rd Quarter 2009 01/01/2009 through 12/31/2018 Lowest Quarterly Return: -22.94% 3rd Quarter 2011 01/01/2009 through 12/31/2018

Average annual total returns for periods ended December 31, 2018
	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	2/28/1999
Returns Before Taxes		(15.89%)	2.60%	11.56%
Returns After Taxes on Distributions		(18.86%)	0.47%	10.10%
Returns After Taxes on Distributions and Sales of Fund Shares		(7.65%)	1.95%	9.60%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	5/17/2010	(20.80%)	1.32%	10.79%
C	9/1/2010	(17.53%)	1.79%	10.76%
Y	8/3/2009	(15.70%)	2.86%	11.83%
R6	2/28/2017	(15.59%)	2.95%	11.96%
Advisor	5/1/2003	(16.05%)	2.43%	11.40%
Institutional	12/31/1998	(15.63%)	2.94%	11.95%

	1 Year	5 Year	10 Year
Index (Reflects no deduction for fees expenses or taxes)
Russell 2000® Value Index	(12.86%)	3.61%	10.40%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Prospectus – Fund Summaries	33

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Foundry Partners, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Mellon Investments Corporation

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James S. McClure Portfolio Manager/Managing Director Since 2003	John P. Harloe Portfolio Manager/Managing Director Since 2003
Brandywine Global Investment Management, LLC	Henry F. Otto Managing Director Since Fund Inception (1998)	Steven M. Tonkovich Managing Director Since Fund Inception (1998)
Foundry Partners, LLC	Mark Roach Portfolio Manager Since 2010	Mario Tufano Associate Portfolio Manager Since 2010
Hillcrest Asset Management, LLC	Brian R. Bruce Chief Investment Officer Since 2014 Douglas Stark Managing Director, Portfolio Management & Research Since 2014	Brandon Troegle Managing Director, Fundamental Analysis & Portfolio Management Since 2014
Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998) Judd Peters Portfolio Manager Since 2017	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998) Ryan Thomes Portfolio Manager Since 2017
Mellon Investments Corporation	Joseph M. Corrado Senior Managing Director Since 2004	Edward R. Walter Managing Director Since 2004

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

34	Prospectus – Fund Summaries

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	35

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and principal risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

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The American Beacon Balanced Fund's investment objective is income and capital appreciation.

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The American Beacon Garcia Hamilton Quality Bond Fund's investment objective is high current income consistent with preservation of capital.

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The American Beacon International Equity Fund's investment objective is long-term capital appreciation.

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The American Beacon Large Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon Mid-Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon Small Cap Value Fund's investment objective is long-term capital appreciation and current income.

With the exception of the American Beacon Garcia Hamilton Quality Bond Fund, each Fund's investment objective is "fundamental," which means that it may be changed only with the approval of Fund shareholders. The American Beacon Garcia Hamilton Quality Bond Fund's investment objective is "non-fundamental," which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund shareholders.

80% Investment Policies

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The American Beacon Garcia Hamilton Quality Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

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The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

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The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

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The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

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The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

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develops overall investment strategies for each Fund,

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selects and changes sub-advisors,

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allocates assets among sub-advisors,

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monitors and evaluates the sub-advisors' investment performance,

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monitors the sub-advisors' compliance with each Fund's investment objectives, policies and restrictions,

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oversees a Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable,

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directs the investments or the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments, and

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manages directly a portion of the assets of the American Beacon Balanced Fund.

Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors.

Each sub-advisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

36	Prospectus – Additional Information About the Funds

American Beacon Balanced Fund

The Fund's assets are allocated among the Manager and the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC and another one-third to Brandywine Global Investment Management, LLC, who each decide the proportion of assets to invest in equity and fixed-income securities in accordance with the Fund's guidelines. The remaining one-third of the Fund's assets are allocated between the Manager, who invests its allocation in fixed-income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Garcia Hamilton Quality Bond Fund

The Manager allocates the Fund's assets to one sub-advisor, Garcia Hamilton & Associates, L.P.

American Beacon International Equity Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Causeway Capital Management LLC

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Lazard Asset Management LLC

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Templeton Investment Counsel, LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Large Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Massachusetts Financial Services Company

Currently, the Fund's assets are allocated in approximately equal amounts to Barrow, Hanley, Mewhinney & Strauss, LLC, Brandywine Global Investment Management, LLC and Hotchkis and Wiley Capital Management, LLC. Approximately twenty percent of the Fund's assets are allocated to Massachusetts Financial Services Company (‘‘MFS''). The Manager may increase the allocation to MFS as the Fund's flows, capacity constraints, and other considerations by the Manager may require.

American Beacon Mid-Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Pzena Investment Management, LLC

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WEDGE Capital Management, L.L.P.

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Foundry Partners, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Mellon Investments Corporation

The Manager intends to allocate new and existing assets among the Fund's sub-advisors, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Cash Equivalents

A Fund may invest in cash equivalents including among others, time deposits, certificates of deposit, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial paper ("CP") is a short-term, unsecured promissory note issued by finance companies, banks, and corporations generally used as a source of working capital and other short-term financing. CP has maturities ranging from 1 to 270 days.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended ("Investment Company Act"), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund

Prospectus – Additional Information About the Funds	37

invests in money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell non-commodity based futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities.

A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes a Fund to the market risks associated with the underlying securities and indices. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Derivative Investments

Derivatives are financial instruments that have a value that depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may invest in the following derivative instruments, as described in the Fund Summary of each Fund:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable foreign currency forward contract ("NDF") is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stock trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Real Estate Investment Trusts (‘‘REITs''). REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as "equity REITs") or invest in mortgages secured by loans on such real estate (known as "mortgage REITs") or both (known as "hybrid REITs"). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

38	Prospectus – Additional Information About the Funds

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (‘‘CMOs''), issued by private issuers are not U.S. Government securities.

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U.S. Government Securities.  U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Floating Rate Securities

The coupon on certain fixed income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Prospectus – Additional Information About the Funds	39

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of its respective principal investment strategies. These risk factors are explained following the table.

Risk	Balanced Fund	Garcia Hamilton Quality Bond Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Allocation Risk	X		X	X	X	X
Asset-Backed and Mortgage Related Securities Risk	X
Counterparty Risk			X
Credit Risk	X	X	X
Currency Risk			X
Cybersecurity and Operational Risk	X	X	X	X	X	X
Equity Investments Risk	X		X	X	X	X
Extension Risk	X	X
Floating Rate Securities Risk		X
Foreign Investing and Emerging Markets Risk	X		X	X	X	X
Futures and Forward Contracts Risk	X		X	X	X	X
Hedging Risk			X
High Portfolio Turnover		X
Interest Rate Risk	X	X
Investment Risk	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X		X	X
Liquidity Risk	X	X
Market Risk	X	X	X	X	X	X
Market Timing Risk			X
Mid-Capitalization Companies Risk	X		X	X	X	X
Mortgage Backed and Mortgage Related Securities Risk		X
Multiple Sub-Advisor Risk	X		X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X
Prepayment Risk	X	X
Quantitative Strategy Risk						X
Redemption Risk	X	X
Sector Risk	X	X		X	X	X
Securities Lending Risk	X		X	X	X	X
Securities Selection Risk	X	X	X	X	X	X
Segregated Assets Risk	X		X
Small Capitalization Companies Risk	X		X	X	X	X
Socially Responsible Investing		X
Unrated Securities Risk		X
U.S. Government Securities and Government Sponsored Enterprises Risk	X	X
Valuation Risk			X
Value Stocks Risk	X		X	X	X	X

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise,

40	Prospectus – Additional Information About the Funds

borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security or a counterparty to a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade.

Currency Risk

A Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Cybersecurity and Operational Risk

A Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with a Fund's ability to calculate its net asset value ("NAV"), impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. A Fund's investments in U.S. and foreign equity securities may include common stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts (‘‘REITs'') and depositary receipts. Such investments may expose a Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Convertible Securities. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Prospectus – Additional Information About the Funds	41

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and net capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs.  All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and any REITs could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to indirectly paying Fund expenses.  The value of REIT common stock may decline when interest rates rise.

Extension Risk

If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Securities Risk

The coupon on certain fixed income securities in which a Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures and Forward Contracts Risk

Futures and forward contracts are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use futures and forward contracts as a hedge against foreign currency fluctuations, to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Futures and forward contracts can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. Gains or losses in the value of these instruments may be magnified and be much greater than their original cost (generally the initial margin deposit). Futures and forward contracts require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Certain of the other risks to which a Fund might be exposed due to its use of futures and forward contracts include the following:

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency. Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks

42	Prospectus – Additional Information About the Funds

associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

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Futures Contracts. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Equity index futures contracts expose a Fund to volatility in an underlying securities index. Interest rate and treasury futures contracts expose a Fund to price fluctuations resulting from changes in interest rates. A Fund could suffer a loss if interest rates rise after a Fund has purchased an interest rate futures contract or fall after a Fund has sold an interest rate futures contract. Similarly, treasury futures contracts expose a Fund to potential losses if interest rates do not move as expected.

Hedging Risk

A Fund intends to enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing rather than reducing both risk and losses. To the extent that a Fund enters into hedging transactions, its hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of its judgments concerning the hedging positions to be acquired by a Fund. A Fund will not, in general, attempt to hedge all market or other risks inherent in a Fund's investments, and will hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of a Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The use of hedges may fail to mitigate risks, and may reduce a Fund's return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund's transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. Frequent trading by a Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders when Fund shares are held in a taxable account (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund's NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively

Prospectus – Additional Information About the Funds	43

affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all.  In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.  Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments, the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise details and the resulting impact of the United Kingdom's vote to leave the European Union (the "EU"), commonly referred to as "Brexit," are not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.

Market Timing Risk

A Fund that invests in foreign securities is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. One example of these types of securities is foreign securities. If a Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Mortgage Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund's holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-

44	Prospectus – Additional Information About the Funds

advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund's assets among the Fund's sub-advisors in a manner that it believes is consistent with achieving the Fund's investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund's assets among sub-advisors, due to factors that could impact the Manager's revenues and profits.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, a Fund's investments in money market funds are subject to interest rate risk, credit risk, and market risk.  A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility.

Quantitative Strategy Risk

The success of a Fund's investment strategy may depend in part on the effectiveness of a sub-advisor's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A sub-advisor's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. A sub-advisor's stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund's performance.  This risk is heightened if a Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause a Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

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Financial Services Sector Risk. To the extent a Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of a Fund's shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund.  Borrowers of a Fund's securities typically provide collateral in the form of cash that is reinvested in securities.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities' borrower would not qualify for treatment as "qualified dividend income" (as described under "Distributions and Taxes – Taxes" below).

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may decline substantially in value or may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including investments in derivatives, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold

Prospectus – Additional Information About the Funds	45

while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, adversely affect a Fund's ability to take advantage of investment opportunities or meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Socially Responsible Investing

A Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. A Fund's socially responsible investment process may also affect the Fund's exposure to certain sectors or types of investments, which may impact the Fund's relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market.

The Fund's portfolio managers are dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in such evaluation, the process employed for a Fund may differ from processes employed for other funds.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund's success in achieving its investment objective may depend more heavily on the sub-advisor's credit analysis than if a Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to a Fund. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association ("Ginnie Mae"); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent a Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially.  In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index.  Set forth below is additional information regarding the index and composite to which each Fund's performance is compared.

American Beacon Balanced Fund

Market Index

The Fund's performance is compared to the Russell 1000® Value Index and the Bloomberg Barclays US Aggregate Bond Index.  To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Fund's performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000® Value Index and the Bloomberg Barclays US Aggregate Bond Index in a 60%/40% proportion.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

46	Prospectus – Additional Information About the Funds

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The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Prospectus – Additional Information About the Funds	47

American Beacon Garcia Hamilton Quality Bond Fund

Market Index

The Fund's performance is compared to the Bloomberg Barclays US Aggregate Bond Index. Set forth below is additional information regarding the index to which the Fund's performance is compared.

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The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

American Beacon International Equity Fund

Market Index

The Fund's performance is compared to the MSCI® EAFE Index.

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The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

American Beacon Large Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 1000® Value Index.

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Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

American Beacon Mid-Cap Value Fund

Market Index

The Fund's performance is compared to the Russell Midcap Value® Index.

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The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

American Beacon Small Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 2000® Value Index.

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The Russell 2000® Value Index is a registered trademark of Frank Russell Company. The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Notices Regarding Index Data:

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Manager is not registered as a commodity pool operator ("CPO") with respect to the Funds in this Prospectus in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the Commodity Futures Trading Commission ("CFTC"). Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de

48	Prospectus – Fund Management

minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended October 31, 2018, each Fund identified below paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund's average daily net assets, net of waivers and recoupments, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
Balanced	0.52%
Garcia Hamilton Quality Bond Fund	0.32%
International Equity	0.63%
Large Cap Value	0.55%
Mid-Cap Value	0.77%
Small Cap Value	0.73%

During the fiscal year ended October 31, 2018, the Manager voluntarily reimbursed expenses that were incurred by the Funds listed in the table below. The table below shows those Fund's total annual operating expenses during the fiscal year ended October 31, 2018, net of voluntary expense reimbursement, if applicable. Each Fund's gross total operating expenses are disclosed in the "Fund Summaries - Fees and Expenses of the Fund" section of the prospectus. The total annual operating expenses reflected below do not correlate to the "Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement" line item in the "Fund Summaries - Fees and Expenses of the Fund" section of the prospectus because the total annual operating expenses reflected below reflect the deduction of expenses incurred by the Funds that were voluntarily waived by the Manager.

Total Annual Fund Operating Expenses Net of Voluntary Expense Reimbursement (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C
Balanced Fund	0.83%	1.54%
Large Cap Value Fund		1.54%
Small Cap Value Fund		1.76%

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, each Fund, except for the Garcia Hamilton Quality Bond Fund, intends to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, each sub-advisor and the Manager is available in the Funds' annual report for the period ended October 31, 2018.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The American Beacon team members, except for Samuel Silver and Erin Higginbotham, discussed below are jointly and primarily responsible for the day-to-day management oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub-advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments. Mr. Silver and Ms. Higginbotham are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Balanced Fund allocated to the Manager.

American Beacon Funds	Team Members
Balanced	Kirk L. Brown, Paul B. Cavazos, Erin Higginbotham, Mark M. Michel, Gene L. Needles, Jr., Samuel Silver
International Equity	Kirk L. Brown, Paul B. Cavazos, Mark M. Michel, Gene L. Needles, Jr.
Large Cap Value	Kirk L. Brown, Paul B. Cavazos, Mark M. Michel, Gene L. Needles, Jr.
Mid-Cap Value and Small Cap Value	Cynthia M. Thatcher, Paul B. Cavazos, Gene L. Needles, Jr, Colin J. Hamer

Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA® charterholder.

Paul B. Cavazos is Chief Investment Officer and joined the Manager and has served on the portfolio management team since 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.

Colin J. Hamer is Associate Portfolio Manager, and has served on the portfolio management team since 2018. Mr. Hamer has served on the asset management team since January 2015, is a CFA® charterholder, and has earned the Chartered Alternative Investment Analyst (CAIA) designation. Prior to joining the Manager, Mr. Hamer worked at Fidelity Investments in various investment-related roles from 2008 to 2014.

Ms. Higginbotham has served as Senior Portfolio Manager to the American Beacon Balanced Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA® charterholder.

Prospectus – Fund Management	49

Mark M. Michel is Associate Portfolio Manager, and has served on the portfolio management team since 2018. Mr. Michel has served on the asset management team since February 2016 and is a CFA® charterholder. Prior to joining the Manager, Mr. Michel worked at JPMorgan as a senior portfolio analyst from 2013 to 2016.

Gene L. Needles, Jr. has served as Chief Executive Officer of the Manager since April 2009, President of the Manager from 2009 to 2018, and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007.

Samuel Silver oversees the team responsible for the portfolio management of a portion of the fixed-income assets of the American Beacon Balanced Fund. Mr. Silver has been with the Manager since September 1999 and has served as Vice President, Fixed Income Investments since October 2011. Prior to October 2011, Mr. Silver was a Senior Portfolio Manager, Fixed Income Investments.

Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Ms. Thatcher is a CFA® charterholder.

Messrs. Cavazos and Needles are responsible for recommending sub-advisors to the Fund's Board of Trustees. Messrs. Brown, Hamer, and Michel, and Ms. Thatcher oversee the sub-advisors, review the sub-advisors' performance and allocate the Fund's assets among the sub-advisors, as applicable.

The Funds' SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the sub-advisor's allocation of a Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

All other assets of a corporate client of the Manager, its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, may be considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (‘‘Barrow''), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is an affiliate of BrightSphere Investment Group plc, a public company listed on the New York Stock Exchange (Ticker: BSIG). As of December 31, 2018, Barrow had discretionary investment management authority with respect to approximately $71.9 billion of assets, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Barrow serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund. Barrow manages client assets on a team basis for their equity and fixed-income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value
James P. Barrow Portfolio Manager/Founding Director	Since Inception (1987)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since 2015	Portfolio Manager/Barrow
Mid-Cap Value Fund
James P. Barrow Portfolio Manager/Founding Director	Since Inception (2004)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since Inception (2004)	Portfolio Manager/Barrow
Terry L. Pelzel Portfolio Manager/Director	Since 2018	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Balanced Fund
J. Scott McDonald Portfolio Manager/Managing Director Co-Head of Fixed Income	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/Managing Director Co-Head of Fixed Income	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Rahul Bapna Portfolio Manager/Managing Director	Since 2019	Portfolio Manager/Barrow

50	Prospectus – Fund Management

All of Barrow's equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas. Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific sector/industry assignments for more specialized, in-depth research.

Barrow manages its fixed-income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed-income professionals including senior portfolio managers and dedicated research analysts. All portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC ("Brandywine Global''), 1735 Market Street, Suite 1800, Philadelphia, PA 19103, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2018, Brandywine Global had assets under management totaling approximately $72.2 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Brandywine Global serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and the American Beacon Small Cap Value Fund.

Brandywine Global Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

Patrick S. Kaser, CFA is head of the Fundamental Equity team and serves as lead portfolio manager on the Classic Large Cap Value strategy. Mr. Kaser is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations. He joined the firm in 1998. He is a member of the firm's Executive Board. Before becoming a portfolio manager, Mr. Kaser worked for the firm as an analyst on the Large Cap Value Equity team. He was also with Dean Witter as an account executive (1996-1997). Mr. Kaser is a CFA® charterholder. He is a member of the CFA Society of Philadelphia and has been quoted in The Wall Street Journal, BusinessWeek, The Washington Post, Barron's and has appeared on Bloomberg television and radio.

James J. Clarke serves as a portfolio manager for our Classic Large Cap Value Equity strategy. He rejoined the firm in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. From 1997 to 2005, Mr. Clarke worked as an equity analyst and portfolio manager for Brandywine Global' s large, mid and small cap value equity portfolios and was responsible for research coverage of the machinery and REIT sectors, contributing insight and stock recommendations for all of the firm's domestic equity products. Prior to his initial term of employment with Brandywine Global, Mr. Clarke worked as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

Brandywine Global Portfolio Managers for the American Beacon Balanced Fund

Gerhardt (Gary) P. Herbert, CFA, Portfolio Manager & Head of Global Credit - Gary is a portfolio manager and head of global credit. Gary joined Brandywine Global in March 2010, bringing with him over 20 years of high yield experience. Previously, Gary was a Managing Director, Portfolio Manager with Guggenheim Partners, LLC (2009-2010); a Managing Director, Portfolio Manager with Dreman Value Management, LLC (2007-2009); and an Executive Director, Portfolio Manager (1999-2007) and Associate (1994-1998) with Morgan Stanley Investment Management. Gary earned his M.B.A. with Honors from Columbia University, and a Bachelor Degree from Villanova University. He also holds his Chartered Financial Analyst certification and is a member of the Philadelphia Scholars Program Investment Committee.

David F. Hoffman, CFA, Managing Director & Portfolio Manager -  David is co-lead portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. He joined the Firm in 1995. Previously, David was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). David is a CFA® charterholder and earned a B.A. in Art History from Williams College. He is a member of the Firm's Executive Board, currently serving as the Board's chair.

Jack P. McIntyre, CFA, Portfolio Manager - Jack is a portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Jack is a CFA® charterholder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Anujeet Sareen, CFA, Portfolio Manager - Anujeet Sareen is a portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. Prior to joining the Firm in 2016, Anujeet was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Anujeet is a CFA® charterholder and earned a B.A. in Computer Science from Brown University.

Stephen S. Smith, is co-lead portfolio manager for Brandywine's Global U.S. Fixed Income Strategy. He joined the firm in 1991 to diversify the firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988-1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984-1988); Munsch & Smith Management as a founding partner (1980-1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976-1980).

Brandywine Global Portfolio Managers for the American Beacon Small Cap Value Fund

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). He is a member of the firm's Executive Board.

CAUSEWAY CAPITAL MANAGEMENT LLC ("Causeway"), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2018, Causeway had approximately $51.44 billion in assets under management. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Prospectus – Fund Management	51

Causeway's portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini, and Ellen Lee.

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (‘'MLIM'') since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the healthcare, technology, and telecommunication sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

Foster Corwith is a Director of Causeway and is responsible for research in the global industrials and consumer sectors. Mr. Corwith joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. From 2003 to 2004, Mr. Corwith was a project manager in the Corporate Services group of The Bank of New York, where he oversaw the integration of trading platforms for 200 broker-dealer clients acquired during the firm's merger with Mellon Financial. From 2001- 2003, Mr. Corwith was an analyst in Credit Suisse First Boston's prime brokerage unit, where he worked as a liaison between the group's security lending, technology, and account management groups. From 2000-2001, Mr. Corwith was a management trainee at Donaldson Lufkin & Jenrette, working with the equity research team.

Alessandro Valentini is a Director of Causeway and is responsible for research in the global health care and financial sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Ellen Lee is a Director of Causeway and is responsible for research in the global utilities and energy sectors. Ms. Lee joined the firm in August as a Research Associate and became a Portfolio Manager in January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001-2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999-2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has co-managed the Fund since 2015.

Steven Nguyen is a Director and Fundamental Portfolio Manager of Causeway and is responsible for investment research in the global energy, utilities and health care sectors. He joined the firm in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital. Mr. Nguyen earned a BA in Business Economics from Brown University and an MBA, with honors, from the UCLA Anderson School of Management. He is a CFA charterholder.

FOUNDRY PARTNERS, LLC ("Foundry") 323 Washington Avenue North, Suite 360, Minneapolis, MN 55401, is an investment management company with assets under management of $1 billion as of December 31, 2018. Foundry was founded in 2013 and is a boutique asset management company that specializes in providing active management. Foundry purchased growth and value teams from ClearArc Capital, formerly Fifth Third Asset Management, and the small cap value team from Dreman Value Management, LLC ("Dreman"), a former sub-advisor to the Small Cap Value Fund. Foundry serves as a sub-advisor to the American Beacon Small Cap Value Fund.  The members of the team for the Fund are listed below.

Mark Roach has served as the Lead Portfolio Manager for Foundry's portion of the American Beacon Small Cap Value Fund since 2010. Mr. Roach has been with Foundry since 2016. Prior to joining Foundry, Mr. Roach was a Lead Portfolio Manager at Dreman from 2006 to 2016.

Mario Tufano has served as Associate Portfolio Manager for Foundry's portion of the American Beacon Small Cap Value Fund since 2010. Mr. Tufano has been with Foundry since 2016. Prior to joining Foundry, Mr. Tufano was an Associate Portfolio Manager at Dreman from 2007 to 2016.

GARCIA HAMILTON & ASSCOIATES, L.P. ("Garcia Hamilton"), 1401 McKinney Street, Suite 1600, Houston, Texas 77010, is an investment management company with assets under management of $12.6 billion as of December 31, 2018. Garcia Hamilton was founded in 1988 and offers high quality fixed income strategies for institutional investors. Its diversified client base includes public funds, jointly-trusteed plans, endowments and corporations.

Garcia Hamilton serves as sub-advisor to the American Beacon Garcia Hamilton Quality Bond Fund. Investment decisions for the Fund are based on decisions made by Garcia Hamilton's Investment Management Team. Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gilbert Andrew Garcia, CFA, is a Managing Partner and Portfolio Manager and began working at Garcia Hamilton in 2002. His responsibilities include portfolio management and investment research.

Nancy Rodriguez is a Portfolio Manager and began working at Garcia Hamilton in 1998. Her responsibilities include portfolio management and investment research.

HILLCREST ASSET MANAGEMENT, LLC ("Hillcrest"), 2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management company with assets under management of $467 million as of December 31, 2018. Hillcrest provides portfolio management in small cap value, small cap core and midcap US equities. Hillcrest was founded in 2007 and is an independent, employee-controlled company which manages assets using Behavioral Finance techniques. Hillcrest serves as sub-advisor to the American Beacon Small Cap Value Fund. Hillcrest personnel primary responsible for managing the Fund are:

52	Prospectus – Fund Management

Brian R. Bruce, CEO and Chief Investment Officer.  Mr. Bruce has been with Hillcrest since its inception in July 2007 as the CEO and Chief Investment Officer and oversees all business and investment activities at the firm.

Brandon Troegle, CFA, Managing Director, Fundamental Analysis and Portfolio Manager. Mr. Troegle is a partner at Hillcrest and an analyst and portfolio manager focusing on the firm's security selection. Mr. Troegle has been with Hillcrest since its inception in July 2007.

Douglas Stark, CFA, Managing Director, Portfolio Management and Research. Mr. Stark is a partner at Hillcrest and focuses on the firm's research and portfolio management. Mr. Stark has been with Hillcrest since January 2008. Prior to joining Hillcrest, Mr. Stark was Partner, Senior Vice President, and Director of Research at Martingale Asset Management from 1996 to 2007.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("Hotchkis"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is a professional investment management firm. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor was organized as an investment advisor in 1980. Hotchkis had approximately $27.2 billion in investment company and other portfolio assets under management as of December 31, 2018.

Hotchkis serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and the American Beacon Small Cap Value Fund.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the ‘'target portfolios.'' Investment ideas for each Fund are generated by Hotchkis' investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, and Patricia McKenna participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. In his role as portfolio manager, Mr. Davis plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of large cap fundamental value, large cap diversified value, mid cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into the capital goods and financials sectors. Prior to joining the firm, Mr. Davis was an assistant to the senior partner of RCM Capital Management. He began his career in equity research with internships at Cramer, Rosenthal & McGlynn and Fidelity Management & Research. Mr. Davis received his BA in Economics and History and MBA from Stanford University.

Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999 and has been a Portfolio Manager since 2003. In his role as portfolio manager, Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value, small cap diversified value and global value portfolios. He also provides expertise and insight into the capital goods, energy and technology sectors. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department of an investment banking firm. Mr. Peters, a CFA® charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego.

Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001 and has been a Portfolio Manager since 2004. Mr. McBride, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995 and has been a Principal since 2001. In his role as portfolio manager, Mr. McBride plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value and global value portfolios. He also provides expertise and insight into the consumer, financials, healthcare and technology sectors. Prior to joining the firm, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a CFA® charterholder, received his BA in Economics from Georgetown University and MBA from Columbia University.

Ms. McKenna, Portfolio Manager, joined Hotchkis' investment team in 1995. In her role as portfolio manager, Ms. McKenna plays an integral part in the investment research review and decision-making process and represents the large cap fundamental value and large cap diversified value strategies to current and prospective clients. She also provides expertise and insight into the consumer and healthcare sectors. Prior to joining the firm, Ms. McKenna was an equity analyst at Trust Company of the West. Before entering the field of investment management, she worked for five years in corporate finance at Bankers Trust and then at Fieldstone Private Capital Group. Ms. McKenna began her career as a forensic accountant in 1983. Ms. McKenna has been employed with Hotchkis for 22 years. Ms. McKenna, a CFA® charterholder, received her BA in Economics with distinction from Stanford University and MBA from Harvard Business School.

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund

David Green, Jim Miles, Judd Peters, and Ryan Thomes participate in the investment research review and decision-making process for the Fund and coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis' investment team in 1997. In his role as portfolio manager, Mr. Green plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into Special Situations. Prior to joining the firm, Mr. Green worked as a senior equity analyst with Goldman Sachs Asset Management on the Broad Market Value team. Before joining Goldman Sachs, he worked as an equity analyst with Prudential Investment Corporation where he began his investment career in 1990. Mr. Green's investment experience is focused primarily on analysis of publicly traded equities. Mr. Green, a CFA® charterholder, received his BA in Economics with honors from the University of California, Berkeley and is a member of Phi Beta Kappa.

Mr. Miles, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Hotchkis' investment team has managed Hotchkis' portion of the Fund since its inception in 1998. In his role as portfolio manager, Mr. Miles plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value portfolios, represents all strategies to current and prospective clients, as well as provides expertise and insight into the consumer and technology sectors. Prior to joining the firm, Mr. Miles was a vice president in corporate finance at BT Securities

Prospectus – Fund Management	53

Corporation, an affiliate of Bankers Trust. He specialized in lending to and arranging debt for highly leveraged companies. Mr. Miles received his BS in Mechanical Engineering and MS in Engineering from Stanford University and MBA from the University of California, Los Angeles.

Mr. Peters, Portfolio Manager, has 19 years of investment experience of which 17 are with Hotchkis. Mr. Peters led the effort to create the Small Cap Diversified Value strategy in 2005. Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of the Small Cap Diversified Value portfolios. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego. Mr. Peters is an equity owner of Hotchkis.

Mr. Thomes, Portfolio Manager, has 14 years of investment experience of which 9 are with Hotchkis. Mr. Thomes co-manages the Small Cap Diversified Value along with Mr. Peters. Prior to joining the firm, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates. Mr. Thomes began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his BS in Entrepreneurial Management and Finance from the University of Minnesota. Mr. Thomes is an equity owner of Hotchkis.

LAZARD ASSET MANAGEMENT LLC ("Lazard"), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a New York Limited Liability Company. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $192.8 billion as of December 31, 2018, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard's portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He joined Lazard in 1992 and has worked in the investment field since 1986. Mr. Bennett has co-managed Lazard's portion of the Fund since May 2003.

Michael G. Fry is a Managing Director and Portfolio Manager/Analyst on various international equity teams. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. He joined Lazard in 2005 and has worked in the investment field since 1981. He has co-managed Lazard's portion of the Fund since November 2005.

Michael S. Powers is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard's portion of the Fund since May 2003.

Kevin J. Matthews is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001 and has co-managed Lazard's portion of the Fund since 2013.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2018, net assets under management of the MFS organization were approximately $428.4 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund, and Steven Gorham and Nevin Chitkara co-manage MFS' Large Cap Value Equity strategy of the Fund.

Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

Mellon Investments Corporation ("Mellon"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2018 were $493 billion. Certain of the assets managed by Mellon are managed as dual officers of affiliated entities. Mellon serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Mellon Portfolio Managers for the American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for Mellon and he oversees the US Small Cap Value team. Mr. Corrado joined Mellon in 1986.

Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for Mellon since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors.

Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

PZENA INVESTMENT MANAGEMENT, LLC ("Pzena"),320 Park Avenue 8th Floor, New York, New York 10022, is a majority employee-owned investment management firm founded in 1995. As of December 31 2018, Pzena had assets of approximately $33.4 billion under management, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three person investment team. The team consists of Richard S. Pzena, Ben Silver and John Flynn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Richard Pzena is Founder, Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm's Executive Committee. Mr. Pzena is the architect of the firm's investment strategy and conceived and developed the firm's proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Mr. Pzena began the firm in 1995. Prior to forming Pzena Investment Management, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from The Wharton School of the University of Pennsylvania.

54	Prospectus – Fund Management

John Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Flynn became a member of the firm in 2005. Prior to Joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity Investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Ben Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Silver became a member of the firm in 2001. Prior to Joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation. Mr. Silver joined the portfolio management team of the Mid-Cap Value Fund in 2017.

TEMPLETON INVESTMENT COUNSEL, LLC ("Templeton"), 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Bissett, Darby, Balanced Equity Management and K2 investment teams. The San Mateo, CA-based company has over 65 years of investment experience and more than $649.9 billion in assets under management as of December 31, 2018, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Antonio T. Docal, Mr. Docal is President, Templeton Investment Counsel, LLC and Director of Portfolio Management for the Templeton Global Equity Group and has served in these positions since 2003 and 2018, respectively.

Peter A. Nori, Mr. Nori is Executive Vice President of Templeton Investment Counsel, LLC and Portfolio Manager for the Templeton Global Equity Group and has served in the position since 2002.

Matthew Nagle, Mr. Nagle has served as Executive Vice President of Templeton Investment Counsel, LLC since 2015 and Portfolio Manager for the Templeton Global Equity Group since 2007.

Messrs. Docal, Nori and Nagle have served as portfolio managers of the American Beacon International Equity Fund since June 2012, December 2014, and January 2018, respectively.

WEDGE CAPITAL MANAGEMENT, L.L.P. ("WEDGE"), 301 South College Street, Suite 3800, Charlotte, NC 28202, is an investment management company with assets under management of $10.5 billion as of December 31, 2018. WEDGE was founded in 1984, in Charlotte, North Carolina by a group of investment professionals who had previously managed the common trust funds of a nationally oriented bank. Initially, venture capital funding was provided by the WEDGE International Group of Houston, Texas. In 1989, the firm's founders purchased the venture capital position and WEDGE has been independently owned since that time. The firm is currently owned and operated by eight active General Partners. WEDGE has served as a sub-advisor to the American Beacon Mid-Cap Value Fund and the following individuals have served as portfolio managers to the American Beacon Mid-Cap Value Fund since 2015.

John Carr, General Partner, has twenty-five years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates where he managed the southern region from the Atlanta office from 2006 to 2011. He has former portfolio management experience with INVESCO Institutional and Trusco Capital Management.

Brian Pratt, CFA, General Partner, has eleven years of investment experience and is responsible for mid-cap equity research. Prior to joining WEDGE in 2007, Mr. Pratt worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes. He is a member of the firm's Investment Policy Committee.

Michael D. Ritzer, CFA, General Partner, has thirteen years of investment experience and is responsible for mid cap equity research. Prior to joining WEDGE in 2010, Mike was a Senior Analyst at Freestyle Fund Services Company in New York, NY. He was formerly an Investment Banking Analyst for Jefferies & Company. Mike received his Bachelor of Science in Commerce degree with a concentration in Finance and a second major in English from the McIntire School of Commerce at the University of Virginia. He received his Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mike is a member of the firm's Investment Policy Committee.

Richard Wells, General Partner, has thirty-five years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Wells was a Partner and Director of National Sales with DePrince, Race & Zollo, Inc., in Winter Park, Florida from 1998 to 2011. He was formerly associated with PaineWebber, Incorporated, Salomon Brothers, and the First Boston Company.

Valuation of Shares

The price of each Fund's shares is based on its NAV. Each Fund's NAV per share is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE''), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-

Prospectus – Fund Management	55

listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV per share, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

The American Beacon International Equity Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges, and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

A Class Shares

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡ See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Resolute Investment Distributors, Inc. ("RID" or ‘‘Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

56	Prospectus – About Your Investment

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Funds.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary.

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfers or gifts to minor accounts (‘‘UTMA/UGMA'');

■

Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to

Prospectus – About Your Investment	57

purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (‘‘CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of a Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or other distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a "required minimum distribution" from a traditional IRA after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary.  Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers."  Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser's responsibility to notify a Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Conversion of C Class to A Class

Effective February 28, 2019, C Class shares will convert automatically into A Class shares ten (10) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, ten (10) years after the date you acquired your C Class shares.  When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis.  A shorter holding period may also apply depending on your intermediary.  Please see "Appendix A—Intermediary Sales Charge Discounts and Waivers" in this Prospectus.

58	Prospectus – About Your Investment

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Advisor Class, Institutional Class and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares can only be purchased through a participating retirement plan. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and are not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, a Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of a Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint'' discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
Institutional	$250,000	$50	None
R6	None	$50	None

Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in a Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

R6 Class shares can only be purchased through a participating retirement plan.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement.  In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. ("DST") 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

A Fund reserves the right to liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if a Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

Prospectus – About Your Investment	59

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner. The Funds are not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Funds' interfund credit facility, in stressed market conditions and other appropriate circumstances, the Funds reserve the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Funds. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled "Redemption Policies" and "Purchase Policies" for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of a Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of a Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

60	Prospectus – About Your Investment

Shares of any class of a Fund may be converted to shares of another class of the same Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$250
A, Investor	$ 2,500	$250
Advisor	$ 2,500	None
Y	$100,000	None
Institutional	$250,000	None
R6	None	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Funds and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay any such

Prospectus – About Your Investment	61

compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ''revenue sharing.''

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Funds, or a certain class of shares of the Funds, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

The Funds will not make any of the payments described in this section with respect to its R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund's distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
R6	$2,500,000
Advisor	$2,500
Institutional	$75,000
Investor	$2,500

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (‘‘SVP'') stamp or notary stamp may be required in order to change an account's registration or banking instructions. You may obtain an SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ‘‘inactivity'' or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds' secure web application.

62	Prospectus – About Your Investment

■

Access your account through the Funds' secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV per share is known as market timing.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

The American Beacon International Equity Fund is particularly at risk for market timing activity. Please see "Market Timing Risk" under the description of each of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

Shareholders may transact one ‘‘round trip'' in a Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If

Prospectus – About Your Investment	63

the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with a Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).

No Fund has a fixed dividend rate or guarantees that it will pay any distributions in any particular period. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Garcia Hamilton Quality Bond	Daily	Annually
International Equity	Annually	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by a Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■

Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Funds, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, each Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are "qualified dividend income" (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code of 1986, as amended most recently by the Tax Cuts and Jobs Act enacted in December 2017 ("Act").  The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

* Whether reinvested or taken by check or in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income,'' if any.

64	Prospectus – About Your Investment

To the extent distributions are attributable to net capital gain that a Fund recognizes, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends a Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD") (which was reduced by the Act), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Funds' default method), must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Covered Shares. See "Tax Information" in the SAI for a description of the rules regarding that election and each Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions a Fund pays and net gains realized on a redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, each Fund's shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Prospectus – About Your Investment	65

Additional Information

The Funds' Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds' manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds' reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for their A Class, C Class, and Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and Advisor Class, respectively, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for their A Class, C Class, Investor Class, and Advisor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.25% of the average daily net assets attributable to the Advisor Class shares. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Funds. Because these fees are paid out of a Fund's A Class, Advisor Class, C Class, Investor Class, Institutional Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment.

R6 Class shares of a Fund are not subject to a distribution plan or a shareholder service plan.

Portfolio Holdings

A complete list of each Fund's holdings is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

66	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

Information is not provided for R6 Class shares of American Beacon Garcia Hamilton Quality Bond Fund because the share class had not commenced operations prior to the date of this Prospectus.

American Beacon Balanced Fund
	Institutional ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$17.30	$15.26	$15.79	$16.79	$16.31
Income (loss) from investment operations:
Net investment income	0.28	0.36	0.27	0.32	0.38
Net gains (losses) on investments (both realized and unrealized)	(0.10)	2.04	0.20	(0.32)	1.35
Total income (loss) from investment operations	0.18	2.40	0.47	–	1.73
Less distributions:
Dividends from net investment income	(0.48)	(0.36)	(0.25)	(0.22)	(0.42)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.28)	(0.36)	(1.00)	(1.00)	(1.25)
Net asset value, end of period	$16.20	$17.30	$15.26	$15.79	$16.79
Total returnB	0.84%	15.82%	3.30%	(0.07)%	11.15%
Ratios and supplemental data:
Net assets, end of period	$60,191,704	$88,015,702	$485,231,068	$99,173,943	$74,422,347
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.59%	0.62%	0.58%	0.58%
Expenses, net of reimbursements	0.62%	0.59%	0.62%	0.58%	0.58%
Net investment income, before expense reimbursements	1.95%	1.80%	1.90%	1.83%	2.24%
Net investment income, net of reimbursements	1.95%	1.80%	1.90%	1.83%	2.24%
Portfolio turnover rate	28%	32%	16%	62%	34%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	67

American Beacon Balanced Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$17.39	$15.30	$15.84	$16.83	$16.37
Income (loss) from investment operations:
Net investment income	0.35	0.24	0.30	0.30	0.40
Net gains (losses) on investments (both realized and unrealized)	(0.16)	2.20	0.13	(0.30)	1.31
Total income (loss) from investment operations	0.19	2.44	0.43	–	1.71
Less distributions:
Dividends from net investment income	(0.47)	(0.35)	(0.22)	(0.21)	(0.42)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.27)	(0.35)	(0.97)	(0.99)	(1.25)
Net asset value, end of period	$16.31	$17.39	$15.30	$15.84	$16.83
Total returnA	0.88%	16.05%	3.06%	(0.07)%	10.98%
Ratios and supplemental data:
Net assets, end of period	$71,296,735	$64,926,394	$28,843,268	$39,151,318	$36,113,608
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.70%	0.68%	0.72%	0.66%	0.67%
Expenses, net of reimbursements or recoupments	0.70%	0.68%	0.72%	0.66%	0.68%
Net investment income, before expense reimbursements or recoupments	1.86%	1.67%	1.95%	1.75%	2.01%
Net investment income, net of reimbursements or recoupments	1.86%	1.67%	1.95%	1.75%	2.01%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

68	Prospectus – Additional Information

American Beacon Balanced Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$15.51	$13.71	$14.30	$15.31	$14.98
Income (loss) from investment operations:
Net investment income	0.20	0.15	0.18	0.22	0.42
Net gains (losses) on investments (both realized and unrealized)	(0.07)	1.96	0.18	(0.26)	1.11
Total income (loss) from investment operations	0.13	2.11	0.36	(0.04)	1.53
Less distributions:
Dividends from net investment income	(0.43)	(0.31)	(0.20)	(0.19)	(0.37)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.23)	(0.31)	(0.95)	(0.97)	(1.20)
Net asset value, end of period	$14.41	$15.51	$13.71	$14.30	$15.31
Total returnA	0.62%	15.52%	2.85%	(0.35)%	10.75%
Ratios and supplemental data:
Net assets, end of period	$107,677,984	$124,143,894	$127,235,433	$155,757,561	$165,808,020
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.89%	0.95%	0.91%	0.92%
Expenses, net of reimbursements	0.95%	0.89%	0.95%	0.91%	0.92%
Net investment income, before expense reimbursements	1.62%	1.48%	1.72%	1.51%	1.84%
Net investment income, net of reimbursements	1.62%	1.48%	1.72%	1.51%	1.84%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	69

American Beacon Balanced Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$16.38	$14.46	$15.02	$16.04	$15.65
Income (loss) from investment operations:
Net investment income	0.16	0.21	0.24	0.22	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.06)	1.99	0.12	(0.29)	1.39
Total income (loss) from investment operations	0.10	2.20	0.36	(0.07)	1.57
Less distributions:
Dividends from net investment income	(0.39)	(0.28)	(0.17)	(0.17)	(0.35)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.19)	(0.28)	(0.92)	(0.95)	(1.18)
Net asset value, end of period	$15.29	$16.38	$14.46	$15.02	$16.04
Total returnA	0.42%	15.31%	2.71%	(0.58)%	10.58%
Ratios and supplemental data:
Net assets, end of period	$6,174,284	$10,944,675	$10,603,004	$13,510,138	$14,705,747
Ratios to average net assets:
Expenses, before reimbursements	1.12%	1.08%	1.12%	1.06%	1.07%
Expenses, net of reimbursements	1.12%	1.08%	1.12%	1.06%	1.07%
Net investment income, before expense reimbursements	1.45%	1.29%	1.55%	1.35%	1.75%
Net investment income, net of reimbursements	1.45%	1.29%	1.55%	1.35%	1.75%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

70	Prospectus – Additional Information

American Beacon Balanced Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$15.48	$13.69	$14.27	$15.29	$14.97
Income (loss) from investment operations:
Net investment income	0.22	0.16	0.21	0.23	0.33
Net gains (losses) on investments (both realized and unrealized)	(0.07)	1.93	0.15	(0.29)	1.18
Total income (loss) from investment operations	0.15	2.09	0.36	(0.06)	1.51
Less distributions:
Dividends from net investment income	(0.45)	(0.30)	(0.19)	(0.18)	(0.36)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.25)	(0.30)	(0.94)	(0.96)	(1.19)
Net asset value, end of period	$14.38	$15.48	$13.69	$14.27	$15.29
Total returnA	0.73%	15.36%	2.84%	(0.48)%	10.67%
Ratios and supplemental data:
Net assets, end of period	$18,121,273	$21,934,880	$24,892,096	$29,074,120	$25,578,944
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%	0.99%	1.02%	0.97%	1.02%
Expenses, net of reimbursements or recoupments	0.83%	0.99%	1.02%	0.97%	1.04%
Net investment income, before expense reimbursements or recoupments	1.66%	1.39%	1.64%	1.44%	1.68%
Net investment income, net of reimbursements or recoupments	1.74%	1.39%	1.64%	1.44%	1.67%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	71

American Beacon Balanced Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$15.64	$13.83	$14.43	$15.47	$15.13
Income (loss) from investment operations:
Net investment income	0.13	0.08	0.12	0.14	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.09)	1.92	0.13	(0.29)	1.20
Total income (loss) from investment operations	0.04	2.00	0.25	(0.15)	1.41
Less distributions:
Dividends from net investment income	(0.33)	(0.19)	(0.10)	(0.11)	(0.24)
Distributions from net realized gains	(0.80)	–	(0.75)	(0.78)	(0.83)
Total distributions	(1.13)	(0.19)	(0.85)	(0.89)	(1.07)
Net asset value, end of period	$14.55	$15.64	$13.83	$14.43	$15.47
Total returnA	0.04%	14.50%	2.03%	(1.14)%	9.80%
Ratios and supplemental data:
Net assets, end of period	$36,046,543	$42,575,983	$40,827,570	$45,641,648	$32,045,404
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.66%	1.73%	1.77%	1.72%	1.78%
Expenses, net of reimbursements or recoupments	1.54%	1.73%	1.77%	1.72%	1.79%
Net investment income, before expense reimbursements or recoupments	0.91%	0.63%	0.89%	0.69%	0.94%
Net investment income, net of reimbursements or recoupments	1.02%	0.63%	0.89%	0.69%	0.93%
Portfolio turnover rate	28%	32%	16%	62%	34%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

72	Prospectus – Additional Information

American Beacon Garcia Hamilton Quality Bond Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.91	$9.98	$10.00
Income (loss) from investment operations:
Net investment income	0.20	0.14	0.05
Net (losses) on investments (both realized and unrealized)	(0.13)	(0.05)	(0.02)
Total income from investment operations	0.07	0.09	0.03
Less distributions:
Dividends from net investment income	(0.19)	(0.15)	(0.05)
Distributions from net realized gains	–	(0.01)	–
Total distributions	(0.19)	(0.16)	(0.05)
Net asset value, end of period	$9.79	$9.91	$9.98
Total returnB	0.74%	0.91%	0.34	%C
Ratios and supplemental data:
Net assets, end of period	$234,919,975	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.69%	0.70%	1.06	%D
Expenses, net of reimbursements	0.45%	0.45%	0.45	%D
Net investment income, before expense reimbursements	1.68%	1.12%	0.29	%D
Net investment income, net of reimbursements	1.92%	1.37%	0.91	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

Prospectus – Additional Information	73

American Beacon Garcia Hamilton Quality Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.90	$9.98	$10.00
Income (loss) from investment operations:
Net investment income	0.18	0.13	0.05
Net (losses) on investments (both realized and unrealized)	(0.11)	(0.06)	(0.02)
Total income from investment operations	0.07	0.07	0.03
Less distributions:
Dividends from net investment income	(0.18)	(0.14)	(0.05)
Distributions from net realized gains	–	(0.01)	–
Total distributions	(0.18)	(0.15)	(0.05)
Net asset value, end of period	$9.79	$9.90	$9.98
Total returnB	0.74%	0.71%	0.29	%C
Ratios and supplemental data:
Net assets, end of period	$3,685,857	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.75%	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55%	0.55	%D
Net investment income, before expense reimbursements	1.58%	1.05%	0.11	%D
Net investment income, net of reimbursements	1.78%	1.27%	0.85	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

74	Prospectus – Additional Information

American Beacon Garcia Hamilton Quality Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.91	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	0.15	0.10	0.03
Net (losses) on investments (both realized and unrealized)	(0.11)	(0.06)	(0.01)
Total income from investment operations	0.04	0.04	0.02
Less distributions:
Dividends from net investment income	(0.16)	(0.11)	(0.03)
Distributions from net realized gains	–	(0.01)	–
Total distributions	(0.16)	(0.12)	(0.03)
Net asset value, end of period	$9.79	$9.91	$9.99
Total returnB	0.36%	0.43%	0.24	%C
Ratios and supplemental data:
Net assets, end of period	$10,995,242	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	0.92%	0.94%	1.19	%D
Expenses, net of reimbursements	0.83%	0.83%	0.83	%D
Net investment income, before expense reimbursements	1.41%	0.89%	0.21	%D
Net investment income, net of reimbursements	1.50%	0.99%	0.57	%D
Portfolio turnover rate	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

Prospectus – Additional Information	75

American Beacon International Equity Fund
	Institutional ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$20.88	$17.41	$18.79	$19.51		$20.07
Income (loss) from investment operations:
Net investment income	0.44	0.39	0.29	0.35		0.54
Net gains (losses) on investments (both realized and unrealized)	(1.95)	3.51	(1.24)	(0.55)		(0.77)
Total income (loss) from investment operations	(1.51)	3.90	(0.95)	(0.20)		(0.23)
Less distributions:
Dividends from net investment income	(0.35)	(0.43)	(0.27)	(0.52)		(0.33)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.66)	(0.43)	(0.43)	(0.52)		(0.33)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$18.71	$20.88	$17.41	$18.79		$19.51
Total returnC	(7.55)%	22.94%	(5.07)%	(0.99)%		(1.18)%
Ratios and supplemental data:
Net assets, end of period	$1,613,462,237	$1,644,165,106	$1,450,052,040	$1,037,148,821		$956,960,452
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.73%	0.69%	0.70%		0.72%
Expenses, net of reimbursements	0.73%	0.73%	0.69%	0.69%		0.70%
Net investment income, before expense reimbursements	2.17%	2.01%	2.22%	1.93%		2.74%
Net investment income, net of reimbursements	2.17%	2.01%	2.22%	1.94%		2.76%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

76	Prospectus – Additional Information

American Beacon International Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$21.64	$18.03	$19.46	$20.21		$20.81
Income (loss) from investment operations:
Net investment income	0.46	0.38	0.41	0.35		0.50
Net gains (losses) on investments (both realized and unrealized)	(2.04)	3.65	(1.40)	(0.57)		(0.77)
Total income (loss) from investment operations	(1.58)	4.03	(0.99)	(0.22)		(0.27)
Less distributions:
Dividends from net investment income	(0.33)	(0.42)	(0.28)	(0.53)		(0.33)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.64)	(0.42)	(0.44)	(0.53)		(0.33)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$19.42	$21.64	$18.03	$19.46		$20.21
Total returnB	(7.58)%	22.84%	(5.14)%	(1.06)%		(1.31)%
Ratios and supplemental data:
Net assets, end of period	$904,847,058	$1,029,629,647	$820,596,038	$587,949,806		$530,836,707
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.80%	0.77%	0.77%		0.82%
Expenses, net of reimbursements	0.80%	0.80%	0.77%	0.77%		0.82%
Net investment income, before expense reimbursements	2.10%	1.95%	2.43%	1.87%		2.62%
Net investment income, net of reimbursements	2.10%	1.95%	2.43%	1.87%		2.62%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	77

American Beacon International Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$20.67	$17.24	$18.60	$19.32		$19.86
Income (loss) from investment operations:
Net investment income	0.41	0.35	0.34	0.31		0.46
Net gains (losses) on investments (both realized and unrealized)	(1.97)	3.45	(1.33)	(0.57)		(0.76)
Total income (loss) from investment operations	(1.56)	3.80	(0.99)	(0.26)		(0.30)
Less distributions:
Dividends from net investment income	(0.28)	(0.37)	(0.21)	(0.46)		(0.24)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.59)	(0.37)	(0.37)	(0.46)		(0.24)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$18.52	$20.67	$17.24	$18.60		$19.32
Total returnB	(7.86)%	22.50%	(5.38)%	(1.35)%		(1.54)%
Ratios and supplemental data:
Net assets, end of period	$250,804,403	$316,589,769	$334,895,337	$342,720,411		$348,541,811
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.07%	1.06%	1.03%		1.05%
Expenses, net of reimbursements	1.06%	1.07%	1.06%	1.03%		1.05%
Net investment income, before expense reimbursements	1.83%	1.69%	1.95%	1.60%		2.36%
Net investment income, net of reimbursements	1.83%	1.69%	1.95%	1.60%		2.36%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

78	Prospectus – Additional Information

American Beacon International Equity Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$21.15	$17.62	$19.01	$19.76		$20.36
Income (loss) from investment operations:
Net investment income	0.36	0.23	0.35	0.38		0.44
Net gains (losses) on investments (both realized and unrealized)	(1.99)	3.64	(1.37)	(0.68)		(0.77)
Total income (loss) from investment operations	(1.63)	3.87	(1.02)	(0.30)		(0.33)
Less distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.21)	(0.45)		(0.27)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.59)	(0.34)	(0.37)	(0.45)		(0.27)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$18.93	$21.15	$17.62	$19.01		$19.76
Total returnC	(7.99)%	22.38%	(5.40)%	(1.51)%		(1.64)%
Ratios and supplemental data:
Net assets, end of period	$48,571,916	$55,715,606	$23,692,313	$22,912,069		$7,677,201
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%	1.19%	1.16%		1.19%
Expenses, net of reimbursements	1.20%	1.20%	1.19%	1.16%		1.19%
Net investment income, before expense reimbursements	1.70%	1.51%	1.87%	1.55%		2.21%
Net investment income, net of reimbursements	1.70%	1.51%	1.87%	1.55%		2.21%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	79

American Beacon International Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$20.63	$17.23	$18.59	$19.32		$19.92
Income (loss) from investment operations:
Net investment income	0.38	0.30	0.32	0.31		0.46
Net gains (losses) on investments (both realized and unrealized)	(1.95)	3.48	(1.30)	(0.59)		(0.78)
Total income (loss) from investment operations	(1.57)	3.78	(0.98)	(0.28)		(0.32)
Less distributions:
Dividends from net investment income	(0.25)	(0.38)	(0.22)	(0.45)		(0.28)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.56)	(0.38)	(0.38)	(0.45)		(0.28)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$18.50	$20.63	$17.23	$18.59		$19.32
Total returnB	(7.89)%	22.43%	(5.34)%	(1.42)%		(1.65)%
Ratios and supplemental data:
Net assets, end of period	$14,141,551	$17,829,657	$18,673,142	$10,747,749		$8,540,234
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.12%	1.07%	1.08%		1.15%
Expenses, net of reimbursements	1.08%	1.12%	1.07%	1.08%		1.15%
Net investment income, before expense reimbursements	1.80%	1.65%	1.94%	1.55%		2.31%
Net investment income, net of reimbursements	1.80%	1.65%	1.94%	1.55%		2.31%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

80	Prospectus – Additional Information

American Beacon International Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$19.93	$16.73	$18.09	$18.83		$19.47
Income (loss) from investment operations:
Net investment income	0.22	0.17	0.18	0.16		0.30
Net gains (losses) on investments (both realized and unrealized)	(1.87)	3.36	(1.28)	(0.56)		(0.75)
Total income (loss) from investment operations	(1.65)	3.53	(1.10)	(0.40)		(0.45)
Less distributions:
Dividends from net investment income	(0.13)	(0.33)	(0.10)	(0.34)		(0.19)
Distributions from net realized gains	(0.31)	–	(0.16)	–		–
Total distributions	(0.44)	(0.33)	(0.26)	(0.34)		(0.19)
Redemption fees added to beneficial interests	–	–	–	0.00	A	0.00	A
Net asset value, end of period	$17.84	$19.93	$16.73	$18.09		$18.83
Total returnB	(8.52)%	21.50%	(6.12)%	(2.12)%		(2.36)%
Ratios and supplemental data:
Net assets, end of period	$6,625,329	$7,622,425	$2,945,246	$3,899,081		$3,028,934
Ratios to average net assets:
Expenses, before reimbursements	1.81%	1.88%	1.85%	1.82%		1.90%
Expenses, net of reimbursements	1.81%	1.88%	1.85%	1.83%		1.90%
Net investment income, before expense reimbursements	1.08%	0.96%	1.12%	0.77%		1.53%
Net investment income, net of reimbursements	1.08%	0.96%	1.12%	0.77%		1.53%
Portfolio turnover rate	29%	32%	25%	33%		23%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	81

American Beacon International Equity Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$20.89	$17.80
Income (loss) from investment operations:
Net investment income	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	(1.88)	3.01
Total income (loss) from investment operations	(1.49)	3.09
Less distributions:
Dividends from net investment income	(0.36)	–
Distributions from net realized gains	(0.31)	–
Total distributions	(0.67)	–
Net asset value, end of period	$18.73	$20.89
Total returnB	(7.47)%	17.36	%C
Ratios and supplemental data:
Net assets, end of period	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.89	%D
Expenses, net of reimbursements	0.66%	0.66	%D
Net investment income, before expense reimbursements	2.11%	1.63	%D
Net investment income, net of reimbursements	2.15%	1.85	%D
Portfolio turnover rate	29%	32	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is annualized.

82	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Institutional ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$30.98	$25.80	$28.38	$31.21	$27.59
Income (loss) from investment operations:
Net investment income	0.63	0.59	0.61	0.55	0.73
Net gains (losses) on investments (both realized and unrealized)	(0.07)	5.41	(0.29)	(0.70)	3.33
Total income (loss) from investment operations	0.56	6.00	0.32	(0.15)	4.06
Less distributions:
Dividends from net investment income	(0.55)	(0.60)	(0.52)	(0.67)	(0.44)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.13)	(0.82)	(2.90)	(2.68)	(0.44)
Net asset value, end of period	$28.41	$30.98	$25.80	$28.38	$31.21
Total returnB	1.51%	23.60%	1.69%	(0.76)%	14.89%
Ratios and supplemental data:
Net assets, end of period	$3,700,700,522	$4,765,771,483	$5,137,688,375	$6,198,883,300	$5,816,013,064
Ratios to average net assets:
Expenses, before reimbursements	0.62%	0.60%	0.60%	0.58%	0.58%
Expenses, net of reimbursements	0.62%	0.60%	0.60%	0.58%	0.58%
Net investment income, before expense reimbursements	1.83%	1.78%	2.16%	1.88%	2.35%
Net investment income, net of reimbursements	1.83%	1.78%	2.16%	1.88%	2.35%
Portfolio turnover rate	23%	25%	25%	32%	29%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	83

American Beacon Large Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$30.78	$25.64	$28.21	$31.04	$27.46
Income (loss) from investment operations:
Net investment income	0.57	0.48	0.59	0.56	0.64
Net gains (losses) on investments (both realized and unrealized)	(0.04)	5.46	(0.29)	(0.72)	3.37
Total income (loss) from investment operations	0.53	5.94	0.30	(0.16)	4.01
Less distributions:
Dividends from net investment income	(0.53)	(0.58)	(0.49)	(0.66)	(0.43)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.11)	(0.80)	(2.87)	(2.67)	(0.43)
Net asset value, end of period	$28.20	$30.78	$25.64	$28.21	$31.04
Total returnA	1.42%	23.51%	1.61%	(0.80)%	14.78%
Ratios and supplemental data:
Net assets, end of period	$298,017,629	$384,155,569	$349,542,346	$419,096,844	$434,880,702
Ratios to average net assets:
Expenses, before reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Expenses, net of reimbursements	0.68%	0.67%	0.67%	0.67%	0.67%
Net investment income, before expense reimbursements	1.77%	1.69%	2.08%	1.80%	2.24%
Net investment income, net of reimbursements	1.77%	1.69%	2.08%	1.80%	2.24%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

84	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.92	$24.13	$26.70	$29.51	$26.11
Income (loss) from investment operations:
Net investment income	0.41	0.40	0.46	0.45	0.57
Net gains (losses) on investments (both realized and unrealized)	0.02	5.12	(0.25)	(0.68)	3.18
Total income (loss) from investment operations	0.43	5.52	0.21	(0.23)	3.75
Less distributions:
Dividends from net investment income	(0.44)	(0.51)	(0.40)	(0.57)	(0.35)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.02)	(0.73)	(2.78)	(2.58)	(0.35)
Net asset value, end of period	$26.33	$28.92	$24.13	$26.70	$29.51
Total returnA	1.18%	23.20%	1.33%	(1.07)%	14.50%
Ratios and supplemental data:
Net assets, end of period	$1,505,354,807	$1,990,199,621	$2,245,534,741	$3,167,585,961	$4,158,361,296
Ratios to average net assets:
Expenses, before reimbursements	0.95%	0.92%	0.93%	0.93%	0.93%
Expenses, net of reimbursements	0.95%	0.92%	0.93%	0.93%	0.93%
Net investment income, before expense reimbursements	1.50%	1.46%	1.84%	1.54%	2.01%
Net investment income, net of reimbursements	1.50%	1.46%	1.84%	1.54%	2.01%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	85

American Beacon Large Cap Value Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.54	$23.82	$26.40	$29.24	$25.89
Income (loss) from investment operations:
Net investment income	0.28	0.21	0.40	0.40	0.47
Net gains (losses) on investments (both realized and unrealized)	0.10	5.20	(0.22)	(0.66)	3.20
Total income (loss) from investment operations	0.38	5.41	0.18	(0.26)	3.67
Less distributions:
Dividends from net investment income	(0.39)	(0.47)	(0.38)	(0.57)	(0.32)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(2.97)	(0.69)	(2.76)	(2.58)	(0.32)
Net asset value, end of period	$25.95	$28.54	$23.82	$26.40	$29.24
Total returnB	1.00%	23.00%	1.21%	(1.19)%	14.31%
Ratios and supplemental data:
Net assets, end of period	$62,811,940	$88,196,090	$113,168,437	$140,975,319	$149,422,940
Ratios to average net assets:
Expenses, before reimbursements	1.09%	1.07%	1.08%	1.07%	1.07%
Expenses, net of reimbursements	1.09%	1.07%	1.08%	1.07%	1.07%
Net investment income, before expense reimbursements	1.36%	1.31%	1.69%	1.40%	1.83%
Net investment income, net of reimbursements	1.36%	1.31%	1.69%	1.40%	1.83%
Portfolio turnover rate	23%	25%	25%	32%	29%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

86	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.61	$23.90	$26.51	$29.38	$26.03
Income (loss) from investment operations:
Net investment income	0.48	0.28	0.42	0.47	0.54
Net gains (losses) on investments (both realized and unrealized)	(0.06)	5.17	(0.21)	(0.71)	3.16
Total income (loss) from investment operations	0.42	5.45	0.21	(0.24)	3.70
Less distributions:
Dividends from net investment income	(0.45)	(0.52)	(0.44)	(0.62)	(0.35)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(3.03)	(0.74)	(2.82)	(2.63)	(0.35)
Net asset value, end of period	$26.00	$28.61	$23.90	$26.51	$29.38
Total returnA	1.15%	23.13%	1.33%	(1.14)%	14.37%
Ratios and supplemental data:
Net assets, end of period	$42,722,617	$40,073,435	$35,071,001	$39,401,153	$22,781,918
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.98%	0.98%	0.97%	1.04%
Expenses, net of reimbursements	0.93%	0.98%	0.98%	0.97%	1.04%
Net investment income, before expense reimbursements	1.49%	1.38%	1.78%	1.48%	1.83%
Net investment income, net of reimbursements	1.49%	1.38%	1.78%	1.48%	1.83%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	87

American Beacon Large Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014
Net asset value, beginning of period	$28.27	$23.57	$26.17	$29.03	$25.81
Income (loss) from investment operations:
Net investment income	0.21	0.09	0.20	0.27	0.35
Net gains (losses) on investments (both realized and unrealized)	0.05	5.11	(0.19)	(0.70)	3.11
Total income (loss) from investment operations	0.26	5.20	0.01	(0.43)	3.46
Less distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.23)	(0.42)	(0.24)
Distributions from net realized gains	(2.58)	(0.22)	(2.38)	(2.01)	–
Total distributions	(2.82)	(0.50)	(2.61)	(2.43)	(0.24)
Net asset value, end of period	$25.71	$28.27	$23.57	$26.17	$29.03
Total returnA	0.57%	22.27%	0.51%	(1.83)%	13.48%
Ratios and supplemental data:
Net assets, end of period	$6,851,003	$8,351,349	$8,950,263	$12,389,141	$9,964,292
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.64%	1.72%	1.74%	1.73%	1.79%
Expenses, net of reimbursements or recoupments	1.54%	1.72%	1.74%	1.73%	1.81%
Net investment income, before expense reimbursements or recoupments	0.79%	0.66%	1.02%	0.73%	1.09%
Net investment income, net of reimbursements or recoupments	0.90%	0.66%	1.02%	0.73%	1.07%
Portfolio turnover rate	23%	25%	25%	32%	29%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

88	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$30.98	$28.64
Income from investment operations:
Net investment income	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	(0.02)	2.22
Total income from investment operations	0.57	2.34
Less distributions:
Dividends from net investment income	(0.56)	–
Distributions from net realized gains	(2.58)	–
Total distributions	(3.14)	–
Net asset value, end of period	$28.41	$30.98
Total returnB	1.54%	8.17	%C
Ratios and supplemental data:
Net assets, end of period	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements	0.59%	0.60	%D
Expenses, net of reimbursements	0.58%	0.58	%D
Net investment income, before expense reimbursements	1.75%	1.38	%D
Net investment income, net of reimbursements	1.76%	1.40	%D
Portfolio turnover rate	23%	25	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

Prospectus – Additional Information	89

American Beacon Mid-Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$17.25	$14.03	$14.62	$14.76		$14.33
Income (loss) from investment operations:
Net investment income	0.21	0.16	0.26	0.16		0.12
Net gains (losses) on investments (both realized and unrealized)	(1.34)	3.28	0.03	0.25		1.27
Total income (loss) from investment operations	(1.13)	3.44	0.29	0.41		1.39
Less distributions:
Dividends from net investment income	(0.16)	(0.22)	(0.17)	(0.10)		(0.11)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.60)	(0.22)	(0.88)	(0.55)		(0.96)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.52	$17.25	$14.03	$14.62		$14.76
Total returnC	(6.89)%	24.71%	2.39%	2.73%		10.20%
Ratios and supplemental data:
Net assets, end of period	$248,752,034	$265,934,589	$195,472,135	$258,503,278		$193,634,639
Ratios to average net assets:
Expenses, before reimbursements or recoupment	0.85%	0.89%	0.89%	0.85%		0.89%
Expenses, net of reimbursements or recoupment	0.85%	0.89%	0.89%	0.85%		0.93%
Net investment income, before expense reimbursements or recoupment	1.19%	1.06%	1.65%	1.10%		0.92%
Net investment income, net of reimbursements or recoupment	1.19%	1.06%	1.65%	1.10%		0.88%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

90	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$17.11	$13.92	$14.52	$14.66		$14.25
Income (loss) from investment operations:
Net investment income	0.19	0.15	0.23	0.15		0.18
Net gains (losses) on investments (both realized and unrealized)	(1.32)	3.25	0.05	0.26		1.19
Total income (loss) from investment operations	(1.13)	3.40	0.28	0.41		1.37
Less distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.17)	(0.10)		(0.11)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.59)	(0.21)	(0.88)	(0.55)		(0.96)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.39	$17.11	$13.92	$14.52		$14.66
Total returnC	(6.96)%	24.60%	2.29%	2.76%		10.15%
Ratios and supplemental data:
Net assets, end of period	$96,799,413	$100,190,167	$68,994,531	$70,009,288		$31,074,584
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.97%	0.96%	0.94%		0.98%
Expenses, net of reimbursements	0.93%	0.97%	0.96%	0.94%		0.98%
Net investment income, before expense reimbursements	1.11%	0.98%	1.59%	1.02%		0.80%
Net investment income, net of reimbursements	1.11%	0.98%	1.59%	1.02%		0.80%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	91

American Beacon Mid-Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$17.40	$14.14	$14.73	$14.89		$14.47
Income (loss) from investment operations:
Net investment income	0.16	0.14	0.21	0.13		0.16
Net gains (losses) on investments (both realized and unrealized)	(1.34)	3.31	0.05	0.25		1.21
Total income (loss) from investment operations	(1.18)	3.45	0.26	0.38		1.37
Less distributions:
Dividends from net investment income	(0.13)	(0.19)	(0.14)	(0.09)		(0.10)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.57)	(0.19)	(0.85)	(0.54)		(0.95)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.65	$17.40	$14.14	$14.73		$14.89
Total returnC	(7.13)%	24.52%	2.12%	2.52%		9.99%
Ratios and supplemental data:
Net assets, end of period	$379,123,913	$274,552,551	$243,421,035	$304,799,582		$246,404,670
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.12%	1.09%	1.12%	1.09%		1.13%
Expenses, net of reimbursements or recoupment	1.12%	1.09%	1.12%	1.09%		1.14%
Net investment income, before expense reimbursements or recoupment	0.92%	0.86%	1.44%	0.87%		0.61%
Net investment income, net of reimbursements or recoupment	0.92%	0.86%	1.44%	0.87%		0.60%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

92	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$16.83	$13.69	$14.27	$14.46		$14.07
Income (loss) from investment operations:
Net investment income	0.10	0.10	0.16	0.08		0.11
Net gains (losses) on investments (both realized and unrealized)	(1.29)	3.18	0.05	0.25		1.17
Total income (loss) from investment operations	(1.19)	3.28	0.21	0.33		1.28
Less distributions:
Dividends from net investment income	(0.03)	(0.14)	(0.08)	(0.07)		(0.04)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.47)	(0.14)	(0.79)	(0.52)		(0.89)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.17	$16.83	$13.69	$14.27		$14.46
Total returnC	(7.38)%	24.10%	1.82%	2.25%		9.58%
Ratios and supplemental data:
Net assets, end of period	$3,597,339	$3,682,231	$6,622,356	$6,684,131		$7,149,083
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.39%	1.40%	1.40%	1.37%		1.40%
Expenses, net of reimbursements or recoupment	1.39%	1.40%	1.40%	1.37%		1.46%
Net investment income, before expense reimbursements or recoupment	0.64%	0.55%	1.16%	0.58%		0.35%
Net investment income, net of reimbursements or recoupment	0.64%	0.55%	1.16%	0.58%		0.30%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	93

American Beacon Mid-Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$16.84	$13.70	$14.28	$14.43		$14.09
Income (loss) from investment operations:
Net investment income	0.18	0.13	0.18	0.11		0.13
Net gains (losses) on investments (both realized and unrealized)	(1.36)	3.18	0.05	0.25		1.16
Total income (loss) from investment operations	(1.18)	3.31	0.23	0.36		1.29
Less distributions:
Dividends from net investment income	(0.07)	(0.17)	(0.10)	(0.06)		(0.10)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.51)	(0.17)	(0.81)	(0.51)		(0.95)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$15.15	$16.84	$13.70	$14.28		$14.43
Total returnC	(7.32)%	24.26%	1.98%	2.35%		9.68%
Ratios and supplemental data:
Net assets, end of period	$12,080,510	$18,170,218	$19,486,655	$16,422,504		$18,345,497
Ratios to average net assets:
Expenses, before reimbursements	1.25%	1.27%	1.26%	1.25%		1.33%
Expenses, net of reimbursements	1.25%	1.27%	1.26%	1.25%		1.33%
Net investment income, before expense reimbursements	0.78%	0.69%	1.30%	0.71%		0.42%
Net investment income, net of reimbursements	0.78%	0.69%	1.30%	0.71%		0.42%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

94	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year EndedA October 31, 2015		Year Ended October 31, 2014
Net asset value, beginning of period	$16.27	$13.26	$13.87	$14.08		$13.81
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.03)	0.07	0.01		0.08
Net gains (losses) on investments (both realized and unrealized)	(1.26)	3.11	0.06	0.23		1.09
Total income (loss) from investment operations	(1.23)	3.08	0.13	0.24		1.17
Less distributions:
Dividends from net investment income	–	(0.07)	(0.03)	–		(0.05)
Distributions from net realized gains	(0.44)	–	(0.71)	(0.45)		(0.85)
Total distributions	(0.44)	(0.07)	(0.74)	(0.45)		(0.90)
Redemption fees added to beneficial interests	–	–	–	0.00	B	0.00	B
Net asset value, end of period	$14.60	$16.27	$13.26	$13.87		$14.08
Total returnC	(7.85)%	23.27%	1.19%	1.57%		8.88%
Ratios and supplemental data:
Net assets, end of period	$5,840,412	$6,520,983	$6,030,130	$6,238,827		$5,104,394
Ratios to average net assets:
Expenses, before reimbursements or recoupment	1.87%	2.04%	2.04%	2.01%		2.12%
Expenses, net of reimbursements or recoupment	1.87%	2.04%	2.04%	2.01%		2.13%
Net investment income (loss), before expense reimbursements or recoupment	0.17%	(0.09)%	0.53%	(0.05)%		(0.33)%
Net investment income (loss), net of reimbursements or recoupment	0.17%	(0.09)%	0.53%	(0.05)%		(0.34)%
Portfolio turnover rate	34%	28%	27%	79%		24%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	95

American Beacon Mid-Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	February 28, 2018A to October 31, 2018
Net asset value, beginning of period	$16.94
Income (loss) from investment operations:
Net investment income	0.10
Net (losses) on investments (both realized and unrealized)	(1.52)
Total (loss) from investment operations	(1.42)
Net asset value, end of period	$15.52
Total returnB	(8.38	)%C
Ratios and supplemental data:
Net assets, end of period	$191,772
Ratios to average net assets:
Expenses, before reimbursements	3.09	%D
Expenses, net of reimbursements	0.88	%D
Net investment (loss), before expense reimbursements	(0.88	)%D
Net investment income, net of reimbursements	1.32	%D
Portfolio turnover rate	34	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

96	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$29.51	$24.36	$24.69	$27.80	$28.04
Income (loss) from investment operations:
Net investment income	0.21	0.17	0.23	0.24	0.17
Net gains (losses) on investments (both realized and unrealized)	(0.94)	5.83	0.79	0.02	2.18
Total income (loss) from investment operations	(0.73)	6.00	1.02	0.26	2.35
Less distributions:
Dividends from net investment income	(0.15)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.64)	(0.85)	(1.35)	(3.37)	(2.59)
Net asset value, end of period	$26.14	$29.51	$24.36	$24.69	$27.80
Total returnC	(2.96)%	24.80%	4.58%	0.87%	8.78%
Ratios and supplemental data:
Net assets, end of period	$4,604,864,422	$5,527,380,111	$4,717,291,753	$4,313,522,956	$4,002,884,144
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.82%	0.83%	0.81%	0.80%
Expenses, net of reimbursements	0.80%	0.82%	0.83%	0.81%	0.80%
Net investment income, before expense reimbursements	0.66%	0.58%	1.01%	0.99%	0.67%
Net investment income, net of reimbursements	0.66%	0.58%	1.01%	0.99%	0.67%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	97

American Beacon Small Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$29.13	$24.06	$24.41	$27.52	$27.81
Income (loss) from investment operations:
Net investment income	0.17	0.12	0.23	0.23	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.90)	5.78	0.76	0.01	2.12
Total income (loss) from investment operations	(0.73)	5.90	0.99	0.24	2.30
Less distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.19)	(0.17)	(0.14)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.63)	(0.83)	(1.34)	(3.35)	(2.59)
Net asset value, end of period	$25.77	$29.13	$24.06	$24.41	$27.52
Total returnC	(3.03)%	24.70%	4.49%	0.79%	8.67%
Ratios and supplemental data:
Net assets, end of period	$342,125,601	$379,409,116	$296,082,333	$251,360,287	$190,416,114
Ratios to average net assets:
Expenses, before reimbursements	0.87%	0.90%	0.90%	0.90%	0.89%
Expenses, net of reimbursements	0.87%	0.90%	0.90%	0.90%	0.89%
Net investment income, before expense reimbursements	0.59%	0.50%	0.94%	0.90%	0.58%
Net investment income, net of reimbursements	0.59%	0.50%	0.94%	0.90%	0.58%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

98	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$28.46	$23.52	$23.86	$26.96	$27.27
Income (loss) from investment operations:
Net investment income	0.11	0.11	0.19	0.18	0.10
Net gains (losses) on investments (both realized and unrealized)	(0.89)	5.60	0.73	(0.02)	2.09
Total income (loss) from investment operations	(0.78)	5.71	0.92	0.16	2.19
Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.11)	(0.08)	(0.05)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.56)	(0.77)	(1.26)	(3.26)	(2.50)
Net asset value, end of period	$25.12	$28.46	$23.52	$23.86	$26.96
Total returnC	(3.28)%	24.43%	4.27%	0.50%	8.40%
Ratios and supplemental data:
Net assets, end of period	$538,602,473	$660,241,571	$617,552,712	$723,044,801	$851,731,763
Ratios to average net assets:
Expenses, before reimbursements	1.13%	1.12%	1.14%	1.15%	1.16%
Expenses, net of reimbursements	1.13%	1.12%	1.14%	1.15%	1.16%
Net investment income, before expense reimbursements	0.33%	0.27%	0.70%	0.67%	0.33%
Net investment income, net of reimbursements	0.33%	0.27%	0.70%	0.67%	0.33%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	99

American Beacon Small Cap Value Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedB October 31, 2016	Year Ended October 31, 2015	Year EndedC October 31, 2014
Net asset value, beginning of period	$28.09	$23.22	$23.60	$26.69	$27.06
Income (loss) from investment operations:
Net investment income	0.06	0.03	0.12	0.13	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.88)	5.57	0.73	0.01	2.07
Total income (loss) from investment operations	(0.82)	5.60	0.85	0.14	2.13
Less distributions:
Dividends from net investment income	(0.01)	(0.11)	(0.08)	(0.05)	(0.05)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.50)	(0.73)	(1.23)	(3.23)	(2.50)
Net asset value, end of period	$24.77	$28.09	$23.22	$23.60	$26.69
Total returnD	(3.44)%	24.26%	4.01%	0.41%	8.22%
Ratios and supplemental data:
Net assets, end of period	$77,578,775	$98,718,359	$110,205,158	$98,224,328	$102,681,998
Ratios to average net assets:
Expenses, before reimbursements	1.28%	1.30%	1.31%	1.31%	1.29%
Expenses, net of reimbursements	1.28%	1.30%	1.31%	1.31%	1.29%
Net investment income, before expense reimbursements	0.18%	0.11%	0.53%	0.51%	0.18%
Net investment income, net of reimbursements	0.18%	0.11%	0.53%	0.51%	0.18%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

100	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$27.99	$23.14	$23.54	$26.63	$27.03
Income (loss) from investment operations:
Net investment income	0.07	0.07	0.15	0.13	0.11
Net gains (losses) on investments (both realized and unrealized)	(0.86)	5.53	0.73	0.02	2.03
Total income (loss) from investment operations	(0.79)	5.60	0.88	0.15	2.14
Less distributions:
Dividends from net investment income	(0.06)	(0.13)	(0.13)	(0.06)	(0.09)
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.55)	(0.75)	(1.28)	(3.24)	(2.54)
Net asset value, end of period	$24.65	$27.99	$23.14	$23.54	$26.63
Total returnC	(3.37)%	24.36%	4.17%	0.45%	8.30%
Ratios and supplemental data:
Net assets, end of period	$66,380,615	$63,481,305	$63,277,387	$54,815,183	$29,569,753
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.20%	1.20%	1.21%	1.21%	1.27%
Expenses, net of reimbursements or recoupments	1.20%	1.20%	1.21%	1.22%	1.27%
Net investment income, before expense reimbursements or recoupments	0.25%	0.20%	0.64%	0.56%	0.19%
Net investment income, net of reimbursements or recoupments	0.25%	0.20%	0.64%	0.54%	0.20%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	101

American Beacon Small Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015	Year EndedB October 31, 2014
Net asset value, beginning of period	$26.98	$22.39	$22.84	$26.05	$26.60
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.14)	(0.02)	0.03	(0.07)
Net gains (losses) on investments (both realized and unrealized)	(0.81)	5.35	0.72	(0.06)	1.97
Total income (loss) from investment operations	(0.89)	5.21	0.70	(0.03)	1.90
Less distributions:
Distributions from net realized gains	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Total distributions	(2.49)	(0.62)	(1.15)	(3.18)	(2.45)
Net asset value, end of period	$23.60	$26.98	$22.39	$22.84	$26.05
Total returnC	(3.89)%	23.39%	3.42%	(0.31)%	7.46%
Ratios and supplemental data:
Net assets, end of period	$13,480,297	$15,335,554	$11,938,196	$11,718,580	$9,676,368
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.86%	1.96%	1.96%	1.97%	2.03%
Expenses, net of reimbursements or recoupments	1.76%	1.96%	1.96%	1.98%	2.03%
Net investment (loss), before expense reimbursements or recoupments	(0.41)%	(0.58)%	(0.12)%	(0.17)%	(0.56)%
Net investment (loss), net of reimbursements or recoupments	(0.31)%	(0.58)%	(0.12)%	(0.17)%	(0.56)%
Portfolio turnover rate	69%	48%	53%	47%	73%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

On August 19, 2014, Opus Capital Group, LLC was terminated and ceased managing assets of the Small Cap Value Fund. On March 17, 2014, Barrow Hanley, Mewhinney & Strauss, LLC began managing additional assets of the Small Cap Value Fund. On September 19, 2014, Hillcrest Asset Management, LLC began managing assets of the Small Cap Value Fund.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

102	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$29.51	$28.03
Income (loss) from investment operations:
Net investment income	0.22	–	B
Net gains (losses) on investments (both realized and unrealized)	(0.94)	1.48
Total income (loss) from investment operations	(0.72)	1.48
Less distributions:
Dividends from net investment income	(0.16)	-
Distributions from net realized gains	(2.49)	-
Total distributions	(2.65)	-
Net asset value, end of period	$26.14	$29.51
Total returnC	(2.93)%	5.28	%D
Ratios and supplemental data:
Net assets, end of period	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.77%	0.80	%E
Expenses, net of reimbursements	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	0.66%	(0.04	)%E
Portfolio turnover rate	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

Prospectus – Additional Information	103

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds' performance. The report of the Funds' independent registered public accounting firm is included in the Annual Report.

Statement of Additional Information (‘‘SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund's prospectus.

Appendix A: Merrill Lynch

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in a Fund's prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■

Shares purchased by or through a 529 Plan.

■

Shares purchased through a Merrill Lynch affiliated investment advisory program.

■

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

■

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

■

Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■

Directors or Trustees of a Fund, and employees of a Fund's investment adviser or any of its affiliates, as described in this Prospectus.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■

Death or disability of the shareholder

■

Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

■

Return of excess contributions from an IRA Account

■

Shares sold as part of a "required minimum distribution" for IRAs and other retirement accounts due to the shareholder reaching age 70½

■

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■

Shares acquired through a right of reinstatement

■

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■

Breakpoints as described in this prospectus.

■

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

■

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

■

Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

■

Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

■

Shares purchased through a Morgan Stanley self-directed brokerage account

■

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

A-1	Prospectus – Appendix

Appendix A: Raymond James

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

■

Shares purchased in an investment advisory program.

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■

A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■

Death or disability of the shareholder.

■

Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

■

Return of excess contributions from an IRA Account.

■

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.

■

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■

Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

■

Breakpoints as described in this Prospectus.

■

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Prospectus – Appendix	A-2